                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                   Pentair, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                 PENTAIR, INC.

                            1500 County Road B2 West
                          Saint Paul, Minnesota 55113
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 1996

To our Shareholders:

    The Annual Meeting of Shareholders of Pentair, Inc. (the "Company") will be held at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, on Wednesday, April 24, 1996, at 10:00 a.m., for the following purposes:

    1.  To elect five directors.

    2. To extend the 1990 Omnibus Stock Incentive Plan and increase the number of shares and incentive compensation units issuable thereunder.

    3. To approve Amendments to the 1990 Omnibus Stock Incentive Plan to comply with Internal Revenue Code Section 162(m).

    4. To approve the adoption of the Executive Officer Performance Plan to comply with Internal Revenue Code Section 162(m).

    5. To vote on a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for 1996.

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on February 26, 1996 as the record date for determining the shareholders entitled to vote at the annual meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote. The Company's transfer books will not be closed.

                                              By Order of the Board of Directors

                                                           R. T. Rueb, Secretary

Saint Paul, Minnesota
March 11, 1996

IMPORTANT: To assure that the annual meeting may be legally held, there must be a quorum (50% plus 1 vote). Accordingly, you are urged to SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. This will not prevent you from voting in person if you so desire.

                     TABLE OF CONTENTS FOR PROXY STATEMENT

                                                                                                                PAGE
                                                                                                                -----

Solicitation...............................................................................................           1

Revocation and Voting of Proxy.............................................................................           1

Outstanding Shares and Voting Rights.......................................................................           2

Security Ownership of Management and Beneficial Ownership..................................................           2

Proposals to be Acted Upon at the Annual Meeting

  Item 1 -- Election of Directors..........................................................................           5

  Item 2 -- Extension of the 1990 Omnibus Stock Incentive Plan and Increase in Shares and Incentive
            Compensation Units Thereunder..................................................................          11

  Item 3 -- Approval of Amendments to the 1990 Omnibus Stock Incentive Plan................................          11

  Item 4 -- Approval of Executive Office Performance Plan..................................................          13

  Item 5 -- Approval of Auditors...........................................................................          14

Executive Compensation.....................................................................................          14

Future Proposals...........................................................................................          23

Other Business.............................................................................................          23

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 1996
          ------------------------------------------------------------

                                 PENTAIR, INC.
                            1500 County Road B2 West
                          Saint Paul, Minnesota 55113
                                 March 11, 1996

    The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pentair, Inc. (the "Company") to be voted at the annual meeting of shareholders of the Company to be held on Wednesday, April 24, 1996, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and proxy to shareholders began on or about March 11, 1996.

                                  SOLICITATION

    The cost of soliciting proxies and the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company. In addition to this mailing, proxies may be solicited personally or by telephone by regular employees of the Company. Assistance in the solicitation of proxies is also being rendered by Morrow & Co., 909 Third Avenue, New York, New York, at a cost to the Company of $7,000 plus expenses. Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions, for which the Company will reimburse such organizations for their expense in so doing and will pay all costs of soliciting the proxies.

                         REVOCATION AND VOTING OF PROXY

    Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy, or (3) attending the annual meeting and casting his or her votes personally.

    A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Pursuant to Minnesota law and the Company's Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals. Broker non-votes are not counted for purposes of determining the total number of votes cast on proposals presented to shareholders.

    Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the directors and the proposals set forth in this Notice of Annual Meeting of Shareholders. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    THE BOARD OF DIRECTORS DECLARED A 100% STOCK DIVIDEND PAYABLE FEBRUARY 16, 1996 TO SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 2, 1996. ALL SHARE DATA IN THIS PROXY STATEMENT REFLECTS THE 100% STOCK DIVIDEND.

    At  the close of business on February  26, 1996, the record date, there were
outstanding           shares of common stock, par value $.16 2/3 per share,  and
1,706,394 shares of 8% Callable Cumulative Voting Convertible Preferred Stock, Series 1990, par value $.10 per share ("Voting Preferred"), which are the only classes of voting stock of the Company entitled to be voted at the meeting. The Voting Preferred, as a result of common stock dividends since the Voting Preferred was issued, has 5,119,182 votes.

    A shareholder is entitled to one vote for each common share and three votes for each Voting Preferred share held on the record date with respect to all matters that may be brought before the meeting. There is no cumulative voting for directors. An affirmative vote of the holders of a majority of the voting power of the shares present at the meeting is required for election of directors and the approval of all other proposals set forth in this Proxy Statement.

                             SECTION 16 COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms furnished to the Company and written representations from the Company's officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, except that D. Eugene Nugent, a director of the Company and Richard J. Cathcart, an officer of the Company, did not timely file required Form 4, Statement of Changes in Beneficial Ownership. The required reports have now been filed by both persons.

           SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERSHIP

    The following table contains information concerning the beneficial ownership of the Company's voting shares as of February 26, 1996 by each director and nominee for director, by each named executive officer, by all directors and executive officers as a group, and as of December 31, 1995 by five persons known to the Company to "beneficially own" more than 5% of either of its classes of voting shares.

                             NUMBER OF                    NUMBER OF VOTING
                               COMMON        PERCENT OF      PREFERRED       PERCENT OF    COMBINED VOTING
  BENEFICIAL OWNER (A)       SHARES (B)        CLASS         SHARES (B)        CLASS       PERCENTAGE (C)
-----------------------------------------------------------------------------------------------------------
George N. Butzow                39,845(d)          *                 0              0              *
Winslow H. Buxton              393,434(e)                        1,557              *
Joseph R. Collins               87,315(f)          *             1,416              *              *
Charles A. Haggerty              7,995(g)          *                 0              0              *
David D. Harrison               44,896(h)          *               228              *              *
Harold V. Haverty               10,500(i)          *                 0              0              *
Quentin J. Hietpas              22,669(j)          *                 0              0              *
Ronald V. Kelly                161,779(k)          *             1,583              *              *
Walter Kissling                  7,519(l)          *                 0              0              *
Gerald C. Kitch                118,915(m)          *             1,525              *              *
Karen E. Welke                   1,233(n)          *                 0              0              *
D. Eugene Nugent               830,576(o)                            0              0
Richard M. Schulze               4,572(p)          *                 0              0              *

                             NUMBER OF                    NUMBER OF VOTING
                               COMMON        PERCENT OF      PREFERRED       PERCENT OF    COMBINED VOTING
  BENEFICIAL OWNER (A)       SHARES (B)        CLASS         SHARES (B)        CLASS       PERCENTAGE (C)
-----------------------------------------------------------------------------------------------------------
All directors &              1,824,144(q)                        8,575              *
executive officers as a
group (16 persons)
Brinson Partners, Inc.       2,362,172(r)                            0              0
Three First National
Plaza
9th Floor, Suite 111
Chicago, IL 60602-4298
The Prudential Insurance     3,055,822(s)                            0              0
 Company of America
Prudential Plaza
Newark, NJ 07102-3777
State Street Bank              156,600(t)          *         1,744,564(t)         100 %               %
 and Trust Company
225 Franklin St.
Boston, MA 02110
Dietch & Field               3,228,900(u)                            0              0
 Advisers, Inc.
437 Madison Avenue
New York, NY 10022
Capital Group                1,882,500(v)                            0              0
 Companies, Inc.
333 South Hope Street
Los Angeles, CA 90071

*   Less than 1.0%.

(a) Unless otherwise noted, all shares are held by individuals possessing sole voting and investment power with respect to such shares. Amounts listed do not include 1,056,570 shares held by the Pentair, Inc. Master Trust for various pension plans of the Company and it subsidiaries. The Trust Investment Committee of such Master Trust includes Winslow H. Buxton, David
    D. Harrison and two other officers. Although these individuals could be deemed under applicable Securities and Exchange Commission rules to
    "beneficially own" all of the shares held by these plans because of their shared voting and investment power with respect to those shares, they disclaim beneficial ownership of such shares.

(b) The shares of voting preferred stock are all held by the trustee of the Company's Employee Stock Ownership Trust. These shares are converted into common shares upon the retirement or other termination of employment of an ESOP participant at the ratio of approximately 2.3077 common shares for each preferred share. The shares of preferred stock vote together with the common shares as a single class on most issues, with each preferred share having three votes as the result of common stock dividends since the voting preferred stock was issued. As named fiduciaries (i.e. the responsible parties identified in the voting section of the ESOP Trust Agreement), the ESOP participants, including those officers listed in the table, have the right to direct the Trustee to vote the shares allocated to their accounts, although participants have no investment power over those shares. In addition, ESOP participants have the right to direct the Trustee to vote a portion of the shares that have not been allocated to participant accounts or for which no instructions are timely received by the Trustee.
    Since the voting preferred shares could be converted into approximately 3,489,128 common shares, under applicable SEC rules the ESOP trustee may be deemed to beneficially own that number of common shares in addition to the preferred shares it holds. However, to avoid overstatement of the aggregate beneficial ownership of the common and voting preferred shares, the common shares reported in the table do not include the shares that may be acquired upon conversion of the voting preferred shares, and the calculations of the percentage of common shares beneficially owned do not take into account any such shares.

(c) Since the common shares and voting preferred shares vote together as a single class on all issues being submitted to the shareholders at the upcoming annual meeting, the percentages listed in the table indicate the percentage of the aggregate voting power represented by the shares of both classes held by each person listed.

(d) Includes 9,000 shares that could be obtained upon exercise of stock options within 60 days and 18,053 shares representing Share Units credited to Mr. Butzow's account in the Third Amended and Restated Compensation Plan for Non-Employee Directors as to which he currently has no voting or investment power.

(e) Includes 23,246 restricted shares issued pursuant to an incentive plan as to which Mr. Buxton has sole voting power but no investment power, 434 shares held jointly with his spouse as to which he shares voting and investment power, 12,024 held by his spouse as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership and 252,000 shares that could be obtained upon exercise of employee stock options within 60 days.

(f) Includes 7,094 restricted shares issued pursuant to an incentive plan as to which Mr. Collins has sole voting power but no investment power, 793 shares held by his spouse as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership, and 49,308 shares that could be obtained upon exercise of employee stock options within 60 days.

(g) Includes 1,000 shares that could be obtained upon exercise of stock options within 60 days and 2,995 shares representing share units credited to Mr. Haggerty's account in the Third Amended and Restated Compensation Plan for Non-Employee Directors as to which he currently has no voting or investment power.

(h) Includes 7,380 restricted shares issued pursuant to an incentive plan as to which Mr. Harrison has sole voting power but no investment power, 12,034 shares held jointly with his spouse as to which he shares voting and investment power, and 23,066 shares that could be obtained upon exercise of employee stock options within 60 days.

(i) Includes 9,000 shares that could be obtained upon exercise of stock options within 60 days.

(j) Includes 2,600 shares representing Share Units credited to Mr. Hietpas's account in the Third Amended and Restated Compensation Plan for Non-Employee Directors as to which he currently has no voting or investment power.

(k) Includes 5,884 restricted shares issued pursuant to an incentive plan as to which Mr. Kelly has sole voting power but no investment power, 24,554 shares held by his spouse as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership, and 38,794 shares that could be obtained upon exercise of employee stock options within 60 days.

(l) Includes 3,000 shares that could be obtained upon exercise of stock options within 60 days and 4,519 shares representing Share Units credited to Mr. Kissling's account in the Third Amended and Restated Compensation Plan for Non-Employee Directors as to which he has no voting or investment power.

(m) Includes 7,806 restricted shares issued pursuant to an incentive plan as to which Mr. Kitch has sole voting power but no investment power, and 62,482 shares that could be obtained upon exercise of employee stock options within 60 days.

(n) Includes 1,233 shares representing share units credited to Ms. Welke's account in the Third Amended and Restated Compensation Plan for Non-Employee Directors as to which she has no voting or investment power.

(o) Includes 395,510 shares that Mr. Nugent holds jointly with his spouse as to which he shares voting and investment power, 44,592 shares held by his spouse as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership, and 65,100 shares that could be obtained upon exercise of stock options within 60 days.

(p) Includes 1,000 shares that could be obtained upon exercise of stock options within 60 days and 1,572 shares representing share units credited to Mr. Schulze's account in the Third Amended and Restated Compensation Plan for Non-Employee Directors as to which he has no voting or investment power.

(q) Includes, with respect to officers not named above, 2,680 shares held by children of an officer as to which such officer may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership; 12,276 restricted shares issued pursuant to an incentive plan as to which such officers have sole voting power but no investment power; and 36,148 shares that could be obtained upon exercise of employee stock options within 60 days.

(r) According to its Schedule 13G dated February 9, 1996, Brinson Partners, Inc., a registered investment adviser, has shared voting power and sole investment power over all 2,362,172 shares.

(s) According to its Schedule 13G dated February 12, 1996, as of December 31, 1995, Prudential Insurance Company of America, a registered investment adviser and broker-dealer, has sole voting and investment power over 1,176,600 shares and shared voting and investment power over 1,879,222 shares.

(t) According to its Schedule 13G dated February 12, 1996, as of December 31, 1995, State Street Bank and Trust Company, as trustee under the Pentair, Inc. Employee Stock Ownership Trust, may be deemed to have shared voting power and investment power over all voting preferred shares with 5,233,692 votes, but it has disclaimed beneficial ownership of all shares. State Street reports having sole voting power and investment power over 149,400 of the common shares listed, and shared investment power of 7,200 of the common shares listed, which it holds as trustee for collective investment funds for other employee benefit plans.

(u) According to its Schedule 13G dated January 12, 1996, as of December 31, 1995, Dietche & Field Advisers, Inc., a registered investment advisor, has sole voting power and investment power over all 3,228,900 shares.

(v) According to its Schedule 13G dated February 9, 1996, as of December 31, 1995, the Capital Group Companies, a registered investment advisor, has sole voting and investment power over 1,590,220 shares and sole investment power with no voting power with respect to 292,280 shares.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING
                                     ITEM 1
                             ELECTION OF DIRECTORS

    The Company's By-Laws provide for a Board of Directors (sometimes referred to herein as the "Board") of not fewer than three members and not more than fifteen members. The Board recommends increasing the number of directors from nine to eleven. The Board is divided into three classes with directors serving three-year terms but with the beginning date for each term staggered so that the term of only one class expires in any particular year. Vacancies that occur during a term may be filled by the Board of Directors or by election at a special meeting of shareholders. Any director elected to fill a vacancy by the remaining directors is required to stand for election at the next meeting of shareholders.

    At the forthcoming annual meeting, five persons are nominated to be elected to the Company's Board of Directors, three of whom are currently directors of the Company. Three incumbent directors, George N. Butzow, Winslow H. Buxton, and Walter Kissling, and one new director, Barbara B. Grogan, have been nominated for three-year terms, expiring at the 1999 Annual Meeting. In addition, William
J. Cadogan has been nominated for a one-year term expiring at the 1997 Annual Meeting. Six other directors have terms of office that do not expire at this time, and each will continue to serve his or her full term. Proxies cannot be voted for a greater number of directors than the number nominated. Unless you direct otherwise, proxies will be voted FOR the election of all nominees listed below. Should any nominee decline or be unable to accept such nomination or to serve as director (an event management does not now expect to occur), proxies will be voted FOR a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

    Information concerning the persons nominated for election as directors, as well as those continuing in office, is set forth on the following pages.

                        DIRECTORS STANDING FOR ELECTION
  (FOR A THREE-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS)

[PHOTO]                       Since  May  1994, Mr.  Butzow  has been  Founder  and Chairman  Emeritus  of MTS
GEORGE N. BUTZOW              Systems, a  manufacturer  of high-technology  testing  systems. Mr.  Butzow  was
                              Chairman  of the Board of Directors of MTS  from 1982 to May 1994. Mr. Butzow is also a director of Andrew Corporation.
 Director since: 1979
 Age: 66
                              Since  January  1993,  Mr.  Buxton  has  been  the  Chairman  of  the  Board  of
[PHOTO]                       Directors  of Pentair,  Inc. Mr  Buxton has  been President  and Chief Executive
                              Officer   of    the    Company   since    August    1992.   Mr.    Buxton    was
WINSLOW H. BUXTON             Chief Operating Officer of the Company from August 1990 through August 1992. Mr.
 Director since: 1990         Buxton  was also Vice President  - Paper Group of  the Company from January 1989
 Age: 56                      through August 1990. Mr. Buxton is also a director of Bemis Company, Inc.
                              Mr. Kissling  has  been the  President  since  April 1992  and  Chief  Executive
[PHOTO]                       Officer  since April 1995 of H.B. Fuller Company, a manufacturer and marketer of specialty chemical products. He was Chief Operating Officer
WALTER KISSLING               of H.B. Fuller from July  1990 to April 1995  and Executive Vice President  from
 Director since: 1993         July  1990  to April  1991, and  Senior Vice  President from  1980 to  1990. Mr.
 Age: 64                      Kissling is also a director of H.B. Fuller Company and Chairman and Director  of
                              one of its subsidiaries, Kativo Chemical Industries, S.A.

[PHOTO]                       Ms.  Grogan is Chairman and President of Western Industrial Contractors, Inc., a
BARBARA B. GROGAN             company specializing in machinery erection and installation. Ms. Grogan  founded
 Age: 48                      Western Industrial Contractors, Inc. in September, 1982. She was Chairman of the
                              Board  of Directors of the  Federal Reserve Bank of  Kansas City, Denver Branch,
                              from 1989 to 1994, and at present is  a member of the Board of Directors of  the
                              U.S.  Chamber of  Commerce, the  Winter Park  Recreation Association  and Deluxe
                              Corporation.

   (FOR A ONE-YEAR TERM EXPIRING AT THE 1997 ANNUAL MEETING OF SHAREHOLDERS)

[PHOTO]                       Since November 1993, Mr. Cadogan has been the Chairman of the Board of Directors
WILLIAM J. CADOGAN            of ADC Telecommunications,  Inc., a  designer and manufacturer  of products  and
 Age: 47                      systems  for broadband telecommunications  networks. Mr. Cadogan  has been Chief
                              Executive Officer  of  ADC  Telecommunications  since  November,  1991  and  was
                              President  from  June 1990  to November  1991. He  is also  a director  of Banta
                              Corporation.

                         DIRECTORS CONTINUING IN OFFICE
           (TERM EXPIRES AT THE 1997 ANNUAL MEETING OF SHAREHOLDERS)

[PHOTO]                       Since 1992, Mr. Haverty has  been Chairman of the  Board of Directors of  Deluxe
HAROLD V. HAVERTY             Corporation,  a manufacturer of bank checks and internal bank forms. Mr. Haverty
 Director since: 1990         was the Chief Executive Officer and President of Deluxe from 1986 until 1995. He also serves on the board of Minnesota Mutual Life.
 Age: 65
                              In  June  1992,  Mr.  Haggerty  was  appointed  President  and  subsequently  in
[PHOTO]                       July  1993  appointed Chairman  of the  Board of  Directors and  Chief Executive
                              Officer  of  Western   Digital  Corporation,   a  manufacturer   of  hard   disk
CHARLES A. HAGGERTY           drives.  Prior to that, he held various positions with IBM Corporation including
 Director since: 1994         Vice President-General Manager, Worldwide OEM Storage Marketing (1991-1992); and
 Age: 54                      Vice  President-General  Manager,  Low-end  Storage  Products  (1989-1990).  Mr.
                              Haggerty  is also a director of  Sync Research, Inc. and Navistar International,
                              Inc.

[PHOTO]                       Mr. Nugent was the Chairman of the Board of Directors of Pentair, Inc. from July
D. EUGENE NUGENT              1986 to January 1993.  He was also  the Chief Executive  Officer of the  Company from  July  1986 until  August 1992.  Mr. Nugent  is also  a director  of Apogee
                              Enterprises, Inc. and UFE, Inc.
 Director since: 1975
 Age: 68

           (TERM EXPIRES AT THE 1998 ANNUAL MEETING OF SHAREHOLDERS)

[PHOTO]                       Since 1983, Mr. Hietpas has been  the Senior Vice President of External  Affairs of the University of St. Thomas.
QUENTIN J. HIETPAS
 Director since: 1976
 Age: 65
                              Since  1983,  Mr.  Schulze  has  been  Founder,  Chairman  and  Chief  Executive
[PHOTO]                       Officer of Best  Buy Company, Inc.  a consumer electronics  and major  appliance chain.
RICHARD M. SCHULZE
 Director since: 1994
 Age: 55
                              Since   February  1995,  Ms.  Welke  has  been  Group  Vice  President,  Medical
[PHOTO]                       Markets Group  for Minnesota  Mining and  Manufacturing Company  (3M). Prior  to
                              that,   she   held  various   positions  with   3M  including   Managing  Direc-
KAREN E. WELKE                tor, 3M  France (July  1991  to February  1995);  and Division  Vice  President,
 Director since: 1995         Medical-Surgical Division (March 1989 to July 1991).
 Age: 51

DIRECTORS' ATTENDANCE

    The Board of Directors held nine meetings in 1995. All directors attended at least 75% of the meetings of the Board and its committees on which they served.

COMMITTEES OF THE BOARD

    The Audit Committee, which presently consists of George N. Butzow (Chair), Richard M. Schulze, Karen E. Welke and Charles A. Haggerty, is responsible for selecting auditors, ensuring the fiscal integrity of the Company, and establishing and reviewing internal controls. The Audit Committee held two meetings in 1995.

    The Compensation and Personnel Committee, which presently consists of Quentin J. Hietpas (Chair), Harold V. Haverty and George N. Butzow, is responsible for developing a broad plan of compensation for the Company that is competitive and rewarding to the degree that it will attract, hold, and inspire performance of executive, managerial, and other key personnel. The Committee held six meetings during 1995.

    The Nominating Committee, which presently consists of D. Eugene Nugent (Chair), Winslow H. Buxton, and Quentin J. Hietpas, is responsible for nominating candidates for vacancies on the Board. The Nominating Committee will consider nominees recommended by shareholders under procedures set forth in the Company's By-Laws. Sections 9 through 12 of Article II of the By-Laws provide that a candidate may not be nominated for election as a director at the annual meeting of shareholders unless the nomination was previously submitted to the Board or its Nominating Committee. A shareholder wishing to nominate a candidate for director at an annual meeting of shareholders must do so no later than the sixtieth day after the end of the fiscal year preceding the year in which such annual meeting will be held. Nominations are deemed made when the Secretary of the Company receives all of the following: (1) all information about the nominee that may be required to be provided in any proxy statement pursuant to the Securities Exchange Act of 1934 and regulations promulgated thereunder; (2) an executed directors' questionnaire provided by the Company and completed by the nominee; (3) the nominee's statement consenting to his or her nomination and agreeing to serve, if elected; and (4) evidence that the person making the nomination is a shareholder. After reviewing the submission, the Board or the appointed Nominating Committee may, but need not, designate one or more of the nominees to appear as an alternate candidate on any proxy solicited by management or any proxy statement furnished by management. The number of such alternate candidates may not exceed the number of directors to be elected at that annual meeting. Exclusion of any eligible candidate from a proxy solicited by management does not affect the right of shareholders to nominate, vote for, or elect such candidate at any shareholders meeting held within twelve months after submission of the nomination material described above. The Nominating Committee held three meetings in 1995.

DIRECTORS' REMUNERATION

    In 1996, non-employee directors will be paid an annual retainer of $23,000, plus $1,000 for attendance at each Board meeting. Committee Chairs receive $1,400, except the Chair of the Compensation Committee receives $1,600 for attendance at each committee meeting. Non-employee directors receive $1,000 for attendance at each committee meeting and $500 for participation in a telephone conference in lieu of a meeting.

    Under the Third Amended and Restated Compensation Plan for Non-Employee Directors, directors who are not employees of the Company may elect to defer payment of all or a portion of their director's fees. The amounts deferred can be either set aside in a cash account or used to purchase shares of the

Company's common stock. The plan provides for a Company match of 25% on the first $750 per month deferred in the form of common stock. Participants and amounts deferred under the Plan are shown below:

             $ DEFERRED   $ DEFERRED   $ DEFERRED   SHARE UNITS
                1993         1994         1995        12/31/95
----------------------------------------------------------------
Butzow        $  26,200    $       0    $  44,650        17,631
Haggerty              0       22,688       39,050         2,749
Hietpas           9,000        9,000        9,000         2,532
Kissling         17,700       31,300       36,450         4,267
Schulze               0            0       33,750         1,333
Welke                 0            0       26,438           995

    The plan also provides that former non-employee directors who meet certain requirements are to be considered for retirement benefits to extend for a term equal to the number of years served as a non-employee director, which benefits shall be paid monthly in an amount equal to the pro rata monthly retainer fee being paid to the director at the time of termination from the Board. The Company is currently paying compensation benefits to three former directors. Finally, in the event of an unfriendly change in control of the Company, the plan provides for the establishment of depository agreements and the payment into trust of funds sufficient to ensure the payment of any deferred director's fees or retirement benefits due former directors.

    The Outside Directors Nonqualified Stock Option Plan provides for the granting of options to purchase the Company's common stock to directors who are not employees of the Company. The plan provides for automatic annual grants to the directors and offers alternative forms of payment of the exercise price including surrender of Pentair common stock or unexercised options. The persons to receive options, the number of options granted, and the terms of the options are determined by the Plan. No option granted under the plan, however, may extend for a period of more than ten years from the date of the grant and no option exercise price may be less than the current market price of Pentair common stock on the date of award of such option.

                                      OPTIONS    EXERCISE OR
         NAME              YEAR       GRANTED    BASE PRICE   EXPIRATION DATE
-----------------------------------------------------------------------------
George N. Butzow              1995       3,000    $ 21.50          1/18/00
                              1994       3,000    $ 17.75          1/19/99
                              1993       3,000    $ 14.33          1/19/98

Charles A. Haggerty           1995       3,000    $ 21.50          1/18/00

Harold V. Haverty             1995       3,000    $ 21.50          1/18/00
                              1994       3,000    $ 17.75          1/19/99
                              1993       3,000    $ 14.33          1/19/98

Quentin J. Hietpas            1995       3,000    $ 21.50          1/18/00
                              1994       3,000    $ 17.75          1/19/99
                              1993       3,000    $ 14.33          1/19/98

Walter Kissling               1995       3,000    $ 21.50          1/18/00
                              1994       3,000    $ 17.75          1/19/99

D. Eugene Nugent              1995       3,000    $ 21.50          1/18/00
                              1994       3,000    $ 17.75          1/19/99
                              1993       3,000    $ 14.33          1/19/98

Richard M. Schulze            1995       3,000    $ 21.50          1/18/00

    One-third of the options granted to each recipient become exercisable on each of the first three anniversaries of the date of grant, and the options expire five years after the date of grant. Two current directors exercised options during 1993-1995; the net value of shares (market value less exercise price) realized from these exercises was $99,613.

                                     ITEM 2
               EXTENSION OF THE 1990 OMNIBUS STOCK INCENTIVE PLAN
                    AND INCREASE IN THE NUMBER OF SHARES AND
                     INCENTIVE COMPENSATION UNITS ISSUABLE

    The 1990 Omnibus Stock Incentive Plan (the "Plan"), previously approved by shareholders in 1990 for a ten-year period through January 11, 2000, allows for the granting of nonqualified stock options, incentive stock options and stock appreciation rights, restricted stock, rights to restricted stock, incentive compensation units, and performance shares and performance units.

    The Plan is administered by the Company's Compensation and Personnel Committee (the "Committee"), which is made up of members of the Company's Board of Directors who are not employees of the Company and therefore not eligible to receive awards under the Plan. Employees eligible to receive awards under the Plan are those key managerial administrative, or professional employees of the Company or any of its affiliates who are in a position to make a material contribution to the continued profitable growth and long-term success of the Company. The Committee has the authority to select the recipients of awards, determine the type and size of the awards, establish certain terms and conditions of award grants, and take certain other actions as permitted under the Plan.

    The Committee continues to believe that the success of the Company depends in large measure on the Company's ability to attract, retain and motivate executives and key employees, and has concluded it is desirable to extend the term of the Plan. The Committee has approved the extension of the Plan to expire February 14, 2006, subject to shareholder approval.

    In 1990, the shareholders authorized 3,268,352 shares of Company common stock and 3,503,780 incentive compensation units ("ICUs") to be used for awards under the Plan (these numbers have been adjusted for stock dividends in 1993 and 1996). The total number of shares authorized in 1990 represented a combination of remaining awards available under the Company's equity incentive plans then in place. All shares of common stock originally authorized under the Plan have been granted and all but 255,494 ICU's originally authorized under the Plan have been awarded. The Committee approved a change to the Plan providing 3,200,000 shares of common stock and 4,000,000 (an increase of 3,744,506) ICU's for issuance under the Plan, subject to shareholder approval. The shares and awards authorized under the Plan are subject to certain antidilution adjustments, and if any awards under the Plan lapse, the number of shares or ICU's pertaining to such forfeited awards become available for subsequent grant under the Plan.

    The Board of Directors requests shareholder approval to extend the plan providing a 10-year term expiring February 14, 2006, and to increase the number of shares issuable under the Plan by 3,200,000 and to increase the number of incentive compensation units issuable under the Plan by 3,744,506.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE 1990 OMNIBUS STOCK INCENTIVE PLAN AND THE INCREASE IN THE NUMBER OF SHARES AND INCENTIVE COMPENSATION UNITS ISSUABLE THEREUNDER

                                     ITEM 3
        APPROVAL OF AMENDMENTS TO THE 1990 OMNIBUS STOCK INCENTIVE PLAN
              TO COMPLY WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)") imposes an annual $1,000,000 limit on the Company's deduction of certain compensation attributable to officers whose compensation for a fiscal year is disclosed in the Summary Compensation Table -- see page 20 of this

Proxy Statement. The limit does not apply to performance-based compensation as defined in IRS regulations. In general, to qualify as performance-based compensation under these regulations an employee's right to and the amount of compensation payable (i) must depend upon satisfaction of preestablished, objective business criteria established by a compensation committee of the board of directors, (ii) the plan or program under which such compensation is payable must be administered by a compensation committee made up solely of "outside directors" as that term is defined under Section 162(m), (iii) the plan or program must be approved by shareholders, and (iv) the compensation committee must certify satisfaction of such business criteria and other material terms before the compensation is paid. Under IRS regulations, compensation attributable to a stock option or stock appreciation right ("SAR") is performance-based compensation if (i) the grant is made by such a compensation committee, (ii) the plan under which the option or SAR is granted limits the maximum number of shares with respect to which options or SARS may be granted during a specified period to any employee, and (iii) under the terms of the option or SAR the amount of compensation which an employee could receive is based solely on an increase in the value of the stock after the date of the grant.

    On February 14, 1996, the Compensation and Personnel Committee (the "Committee") approved the following amendments to the 1990 Omnibus Stock Incentive Plan (the "Plan"), subject to shareholders' approval, with the intent that future grants under the Plan of stock options, SARs, incentive compensation units ("ICUs"), performance shares and performance units will qualify as performance-based compensation under Section 162(m).

    - Limit to 150,000 the number of stock options or SARs that can be awarded annually to any one employee, and require that the exercise price for stock options, and its equivalent for SARs, cannot be less than the fair market value of the Company's common stock on the date the option or SAR is granted.

    - Establish performance targets for ICUs granted after February 14, 1996 that are limited to objective tests such as growth in the book value per share of the Company's common stock, return on shareholders' equity, and earnings per share growth. Regardless of the performance standards or targets established, however, the maximum compensation payable per ICU for an incentive period will not exceed 200% of the increase in such common stock book value per share for that period.

    - Establish performance targets for performance shares and performance units granted in the future that are limited to objective tests such as return on shareholders' equity; earnings per share growth; return on sales; growth in income; growth in sales; and various techniques comparing actual returns with required returns based on cost of capital criteria. In general, the maximum amount of compensation granted to any one employee for a fiscal year under such awards is $100,000, calculated based on the fair market value of the award on the date of grant. For participants covered by the Executive Officer Performance Plan, the maximum performance award payable in restricted stock is described in this Proxy Statement on pages 13-14.

    The Plan will be administered by the Committee, whose members qualify as "outside directors" under Section 162(m). In administering the Plan and in establishing awards thereunder, the Committee does not have the discretion to pay participants more than the award amount indicated by the preestablished goals based on the financial measurements noted above. The Committee has the discretion and flexibility, however, based on its business judgement, to reduce this amount.

    Future awards which may be made under the Plan are not determinable at this time. Total awards under the Plan for 1995 for all executive officers as a group, including the Chief Executive Officer and named executive officers, amounted to 234,900 incentive compensation units, 241,500 stock options, 33,422 restricted shares and 913 unrestricted shares; awards to other employees amounted to 460,816 incentive compensation units, 186,218 stock options, 81,390 restricted shares and 5,440 unrestricted shares. Awards to the Chief Executive Officer and named executive officers under the Plan for 1995 are set forth on pages 20-22.

    The Company  is advised  by counsel  that under  current interpretations  of
Section 162(m), and subject to shareholder approval, future Plan awards of stock options, SARs, ICUs, performance shares and performance units will not be subject to the $1,000,000 deduction limit assuming compliance with all other aspects of Section 162(m). Due to possible unseen future events, however, it is impossible to be certain that all awards paid by the Company under the Plan will be tax deductible.

    The above amendments are additions to the Plan; other than as set forth above, all other provisions of the Plan remain unchanged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3 TO APPROVE THE PROPOSED AMENDMENTS TO THE 1990 OMNIBUS STOCK INCENTIVE PLAN TO COMPLY WITH INTERNAL REVENUE CODE SECTION 162(M)

                                     ITEM 4
       APPROVAL OF THE ADOPTION OF THE EXECUTIVE OFFICER PERFORMANCE PLAN
              TO COMPLY WITH INTERNAL REVENUE CODE SECTION 162(M)

    A bonus award paid to an executive under the Company's Management Incentive Plan (the "MIP") is exempt from the Section 162(m) deduction limitations if it qualifies as "performance-based." Historically, executive officers have received bonus awards under the MIP. The MIP is discussed in more detail on page 16 of this Proxy Statement. MIP bonus awards are approved by the Compensation and Personnel Committee (the "Committee") based on an employee's position and level of responsibility (the bonus opportunity category), the financial performance of the Company against preestablished goals (the company performance factor) and an individual's performance based on attainment of expectations relative to job function (the individual performance factor). Application of this individual performance factor means a MIP bonus does not qualify as performance-based compensation under IRS regulations.

    On February 14, 1996, the Committee adopted the Executive Officer Performance Plan (the "Plan"), subject to shareholder approval, with the intent that bonuses paid thereunder for fiscal year 1996 and thereafter will qualify as performance-based compensation under Section 162(m). The key provisions of the Plan, which is sought to be approved, are as follows:

    - The Plan will include executive officers  to the extent they approach  the
      Section 162(m) deduction limit, subject to approval by the Committee. Participants in the Plan are not eligible for a MIP bonus award. Currently, the Chief Executive Officer is the only approved participant under the Plan.

    - Awards under the Plan will be determined based on the participant's bonus opportunity and the performance of the Company. The individual performance factor under the MIP does not apply under the Plan. The bonus opportunity has been increased to adjust for the elimination of the individual performance factor.

    - The business criteria to determine the company performance factor for fiscal year 1996 and thereafter is limited to preestablished financial measurements such as earnings per share growth, return on invested capital and return on sales. The company performance factor is zero if the Company does not have positive operating income.

    - The maximum individual annual bonus is 200% of the participant's annual base salary, but in no event more than $1,500,000.

    As with the MIP, the cash portion of a bonus award is limited to 100% of the participant's most recent annual base salary. Subject to the overall percentage and dollar maximums described above, the bonus award for a year in excess of the cash portion is payable as a performance share award under the Omnibus Stock Incentive Plan. As a performance share award, the participant will receive restricted shares of Company common stock, subject to any vesting condition the Committee may impose. The formula to determine the number of restricted shares which may be awarded, up to the overall percentage and dollar maximums, is determined in the year the performance goal is established and in accordance with the formula used for other restricted stock awards under the Omnibus Stock Incentive Plan.

    The Plan will be administered by the Committee, whose members qualify as "outside directors" under Section 162(m). In administering the Plan and in establishing bonus awards thereunder, the Committee does not have the discretion to pay participants more than the bonus award amount indicated by the preestablished goals. The Committee has the discretion and flexibility, however, based upon its business judgement, to reduce this amount.

    The bonus award payable under the Plan for services performed in 1996 is not currently determinable. Had the Plan been in effect for 1995, the bonus awarded to the CEO would equal the bonus described on page 17 of this Proxy Statement.

    The Company  is advised  by counsel  that under  current interpretations  of
Section 162(m), and subject to shareholder approval, Plan bonus awards will not be subject to the $1,000,000 deduction limit assuming compliance with all other aspects of Section 162(m). Due to possible unseen future events, however, it is impossible to be certain that all bonus awards paid by the Company under the plan will be tax deductible.

    The Plan is essentially the same as the MIP described in this Proxy Statement on page 16, except for the differences described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 4 TO APPROVE THE ADOPTION OF THE EXECUTIVE OFFICER PERFORMANCE PLAN TO COMPLY WITH INTERNAL REVENUE CODE
SECTION 162(M)

                                     ITEM 5
                              APPROVAL OF AUDITORS

    Deloitte & Touche LLP, independent certified public accountants have been the auditors for the Company since 1977. They have been retained by the Board of Directors as the Company's auditors for the current fiscal year, and shareholder approval of such retention is requested.

    Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they so desire, and they will be available to respond to appropriate questions.

    The Board of Directors recommends that the shareholders vote "For" the proposal to approve retention of Deloitte & Touche LLP, and the enclosed proxy will be so voted unless a contrary vote or abstention is indicated. If retention of Deloitte & Touche LLP is not approved by the shareholders, the Board of Directors will make another appointment effective at the earliest practicable date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 5 TO APPROVE RETENTION OF DELOITTE & TOUCHE LLP.

                             EXECUTIVE COMPENSATION

COMPENSATION AND PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Personnel Committee of the Board of Directors was comprised of Quentin J. Hietpas (Chair), Harold V. Haverty and George N. Butzow during 1995. None of the members of the Committee were officers or employees of the Company during 1995. There are no interlock relationships.

COMPENSATION AND PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION.
OVERVIEW

    The Compensation and Personnel Committee of the Board of Directors (the"Committee") is responsible for supervising the development of and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Committee makes annual recommendations to the Board concerning compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

    The Committee also oversees all aspects of the Company's executive compensation program, including many of the Company's employee benefit plans. The Company currently maintains a variety of compensation and benefit plans in which its executive officers may participate including the Omnibus Stock
Incentive Plan, the Employee Stock Purchase and Bonus Plan, the Retirement Savings and Stock Incentive Plan (including the RSIP Sidekick Plan), the Supplemental Executive Retirement Plan, and the Management Incentive Plan. The Company also maintains a defined benefit pension plan in which substantially all non-bargaining employees, including the Company's executive officers, participate.

PENTAIR'S COMPENSATION PHILOSOPHY

    The  principles guiding the  executive compensation program  are designed to
ensure  a  proper  linkage  between  executive  compensation  and  creation   of
shareholder value. Goals of the program are:

    (a) to encourage innovation and growth;

    (b) to reward executives for short-term top performance and long-term shareholder value;

    (c) to recognize outstanding performance;

    (d) to attract and retain top quality executives and key employees;

    (e) to encourage executive stock ownership; and

    (f)  to align management and shareholder interests.

    The Company has maintained the philosophy that compensation of the executive officers should be directly and materially linked to operating results and stock price performance. To achieve this, compensation is heavily leveraged through the annual bonuses and long-term equity incentives. The mix of base salary, bonuses and other benefits reflects the Company's goal of providing average compensation for average performance and above average compensation for above average performance.

    In order to make its recommendations to the Board concerning executive officer compensation, the Committee annually reviews and evaluates the Company's corporate performance and the compensation and equity ownership of its executive officers. This is done by reviewing salary practices for comparable positions at other major industrial organizations as disclosed in Towers Perrin Compensation database, as well as a review of other nationally recognized pay surveys. These major organizations include non-financial manufacturing companies that the Corporation competes with for business or executive talent. Many of the companies which are included in the Towers Perrin Compensation database and national pay surveys are also listed in the S&P 500 index and the NASDAQ Non-Financial Index included in the comparative Stock Performance Graph. The Committee has retained Towers Perrin, an independent compensation consulting firm, to assist in the review of executive compensation.

EXECUTIVE COMPENSATION PROGRAM

    The components of the Company's executive compensation program, which are subject to the discretion of the Committee on an individual basis, include (a) base salaries, (b) annual cash performance-based bonuses, (c) long-term performance-based equity incentives, and (d) miscellaneous other fringe benefits. All components are comparable to those of similar companies.

BASE SALARY

    In line with the Company's current policy with respect to the base salaries of its executive officers, the CEO submits a performance appraisal and recommendation to the Committee with respect to annual salaries of the executive officers. The Committee then discusses, evaluates and approves the salaries and makes its recommendation to the Board. Base salary targets for executive positions are set at the 50th percentile of competitive compensation. An individual performance and experience factor is applied to the target midpoint to determine each executive's actual base salary, within a range of +-20% of midpoint. A competent employee should attain midpoint salary within 3 years by demonstrating continuing development and performance consistent with his or her capabilities in the position.

    For 1995, the salaries of the named executive officers identified in the Summary Compensation Table are within the salary targets for each position.

BONUS

    Bonuses are considered for payment to executives and key employees following the end of each year under the Management Incentive Plan (MIP). MIP awards are determined by applying the following three factors to base salary: bonus opportunity category, company performance factor and individual performance factor.

    Bonus opportunity categories are assigned to each position at the Company (55% for CEO and 40% for Executive Vice Presidents and Senior Vice Presidents).

    The company performance factor is the result of the multiplication of factors for earnings per share (EPS) growth, return on invested capital (ROIC) and return on sales (ROS). The use of three multiplicative factors reinforces the importance of balancing financial oriented goals in terms of growth, earnings quality and an acceptable return on investment. The company has established financial goals for EPS growth of 10%, ROIC of 15% and ROS of 8.5%. Achievement of these financial goals results in a company performance factor of
1.00. The maximum company performance factor is 2.81 and the minimum company performance factor is .32, however, there is no MIP bonus if the Company's operating income is $0 or less. Performance falling between the stated factors is interpolated. For 1995, EPS growth from continuing operations was 20.0%, ROIC was 19.3% and ROS was 8.3%, resulting in a company performance factor of 2.025.

    The individual performance factor is determined by the assignment of a numerical factor based on a supervisor's judgement on attainment of expectations relative to the employee's function (see page 17 for discussion of CEO rating process). The CEO submits a performance appraisal and recommendation to the Committee for executive officers with respect to the individual performance factor.

    Bonus awards that exceed an amount equal to base salary are paid as a performance share award under the Omnibus Stock Incentive Plan. The performance share award is paid in restricted stock, subject to any vesting condition the Committe may impose. A special award may be granted at the discretion of the Committee to any person who has made an extraordinary contribution to the welfare, reputation and earnings of the Company. The Committee approves all MIP awards and retains the right to change awards that are not in keeping with the objectives of the MIP plan.

LONG-TERM EQUITY INCENTIVES

    GRANTS

    Long-term incentive compensation is awarded in the form of restricted shares, incentive compensation units (ICUs), performance shares and stock options. All awards are proposed by the CEO and approved by the Committee. Long-term incentives are determined by using the average of the 50th and 60th percentile of comparable grant practices as compiled by the Towers Perrin compensation database. Awards to senior executives are granted in the form of ICUs (30%) and stock options (70%). Restricted stock may be awarded to such individuals as described in the section entitled "stock ownership guidelines," as an award to a new executive officer, as the form of payment of performance shares or in payment of the Management Incentive Plan bonus in excess of annual base salary. The Committee is authorized to grant performance share awards upon attainment of certain performance criteria which are based on the Company's long-term objectives. The Black-Scholes Model is used to determine restricted stock and stock option grants. A comparable model is used for determining ICU grant values.

    The total long-term compensation awards for 1995 for all executive officers as a group amounted to 234,900 incentive compensation units (ICUs), 241,500 stock options, 913 unrestricted shares, and 33,422 restricted shares of which 6,278 restricted shares were awarded for achievement of stock ownership guidelines, 6,222 restricted shares were awarded as payment for achievement of certain performance criteria and 14,922 restricted shares were awarded under the Management Incentive Plan. All grants of ICUs and stock options were made in accordance with the above formula. Grants for the named executive officers are shown in the Summary Compensation Table (page 20) and the Option/SAR grant table (page 21).

    PAYOUTS

    Payouts on ICUs are based upon growth in the Company's net book value over the life of the ICUs, as leveraged upward or downward depending on the Company's return on equity and growth in earnings per share over that period.

    Payouts in 1995, for named executive officers, as shown in the LTIP Payout column on the Summary Compensation Table (page 20), were for previously awarded ICU grants and were calculated based on the increase in book value and the percentage attainment of earnings per share and return on equity goals since the date of such grants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The base salary, annual bonus and long-term equity incentives paid to Mr. Buxton are generally determined in accordance with the guidelines described above, and his compensation is comprised of the same elements as for all executive officers.

    The Committee has a formal rating process for evaluating Mr. Buxton's performance as the CEO. The rating process includes a self evaluation rating by the CEO, after which each Board member completes an evaluation and rating with commentary. The Chairman of the Committee provides a consolidated rating report and chairs a discussion with the Board members without the CEO present. From that discussion, the performance rating is finalized and the Committee Chairman is instructed to review the final rating results with the CEO. This then translates into a personal development plan for the following year.

    In 1995, the Committee established a high individual performance factor for Mr. Buxton based on his exceeding performance objectives for leadership and Company financial results which included growth in earnings per share from continuing operations of 20% and return on invested capital of 19.3%. In addition, during 1995, the Company sold its paper companies as part of its strategy to become a diversified industrial company.

    The base salary market compensation rate for a CEO position at the 50th percentile was $625,000 in 1995. Mr. Buxton's base salary was increased to $585,000 in accordance with the Committee's guideline of a 3 year progression toward market compensation. This resulted in a 17.0% increase in Mr. Buxton's base salary over 1994.

    Mr. Buxton's bonus was calculated using the formula described above. The Committee used his base salary of $585,000, his BOC rate of 55% and applied the corporate performance factor for 1995 and Mr. Buxton's individual performance factor to obtain his bonus amount of $847,000. In accordance with the terms of the Management Incentive Bonus Plan, the bonus amount in excess of one time's base salary was paid in restricted stock which vests in equal increments on the third, fourth and fifth anniversaries of the grant.

    Mr. Buxton's long-term incentive grants were computed based on the average of the 50th and 60th percentile of the Towers Perrin Compensation database for comparable grant practices. He was granted 81,100 ICUs and 83,600 stock options in 1995.

STOCK OWNERSHIP GUIDELINES

    Stock ownership guidelines for top management have been established to motivate individual achievement and increase ownership of Pentair common stock. The Committee determined that over a period of five years, its top management should accumulate and hold Company stock equal to the following values: Chief Executive Officer -- three to five times base salary; Senior Corporate Officers -- two to three times base salary; and other corporate officers and subsidiary presidents -- one to two times base salary. In the opinion of the Committee, the achievement of ownership levels set forth will result in executive management being significant shareholders and will further encourage long-term performance and Company growth.

    The Committee will consider making incentive grants of restricted stock based on the increase in ownership during the preceding year. These restricted stock grants (made under the Omnibus Plan) vest in equal increments on the third, fourth, and fifth anniversaries of the grant. The size of the grant is equal to 10% of the increase in common shares during the year, limited to 10% of the targeted ownership level if the targeted ownership level per the stock ownership guidelines has been achieved.

    In 1995, 6,278 restricted stock awards were granted under these guidelines.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the corporation's Chief Executive Officer and the four other most highly compensated officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company's policy is to maximize the deductibility of executive compensation so long as the deductibility is compatible with the more important objective of maintaining competitive and motivational performance-based compensation. Therefore, the Board of Directors is recommending shareholder approval of performance-based compensation plans for executive officers. See Item 3, Approval of Amendments to the 1990 Omnibus Stock Incentive Plan to comply with Internal Revenue Code Section 162(m) and Item 4, Approval of Adoption of Executive Officer Performance Plan to comply with Internal Revenue Code Section 162(m).

Quentin J. Hietpas, Chair           Harold V. Haverty           George N. Butzow

             Compensation and Personnel Committee of Pentair, Inc.

                      COMPARATIVE STOCK PERFORMANCE GRAPH

    The following graph sets forth the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years, assuming the investment of $100 on December 31, 1990 and the reinvestment of all dividends since that date to December 31, 1995. The graph also contains for comparison purposes the S&P 500 Index and the NASDAQ Non-Financial Index. The Indices were prepared by the Center for Research in Security Prices (CRSP); the NASDAQ Non-Financial Index includes SIC Codes 1 through 59, and 70 through 99. Upon request, the Company will undertake to make accessible the identity of those companies making up the NASDAQ Non-Financial Index in a prompt manner. The data used was obtained from published sources and is believed to be accurate.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             S&P 500       PNR        NASDAQ NON-FINANCIALS
12/31/90         100.0      100.0                         100.0
12/31/91         130.7      167.2                         161.0
12/31/92         140.7      168.1                         176.0
12/31/93         154.4      214.9                         203.3
12/31/94         156.5      283.7                         194.9
12/31/95         215.4      336.0                         267.9

SUMMARY COMPENSATION TABLE.

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four highest paid executive officers of the Company whose salary and bonus earned in 1995 exceeded $100,000.

                                                               LONG-TERM COMPENSATION
                                                        -------------------------------------

                                                                  AWARDS
                                                        --------------------------   PAYOUTS
                            ANNUAL COMPENSATION         RESTRICTED    SECURITIES    ---------
                     ---------------------------------     STOCK      UNDERLYING      LTIP        ALL OTHER
NAME AND PRINCIPAL               SALARY     BONUS (A)   AWARDS (B)      OPTIONS      PAYOUTS    COMPENSATION
      POSITION         YEAR        ($)         ($)          ($)          /SARS       ($) (C)       ($) (D)
--------------------------------------------------------------------------------------------------------------
Winslow H. Buxton         1995  $ 585,000   $ 585,000    $ 375,326        83,600    $ 149,672     $  16,178
Chief Executive           1994    500,000     372,515       39,902        82,700      102,718        10,868
Officer                   1993    425,000     343,379            0        76,500       56,820        11,578
Gerald C. Kitch           1995  $ 263,217   $ 334,767    $  67,091        22,800    $  61,223     $  16,104
Executive Vice            1994    238,500     241,939       19,703        20,900       53,018        10,799
President                 1993    227,000     133,031            0        23,250       26,576        11,512
Joseph R. Collins         1995  $ 263,217   $ 263,217    $  71,572        22,800    $  29,107     $  18,102
Executive Vice            1994    238,500     134,934            0        20,900       21,181        12,808
President                 1993    210,000     138,045            0        23,250       23,233        12,770
David D. Harrison         1995  $ 262,500   $ 262,500    $  52,010        24,600    $   1,368     $  14,874
Executive Vice            1994    174,167      94,371      106,500        22,300          568        50,000
President, Chief
Financial Officer
Ronald V. Kelly           1995  $ 252,800   $ 252,800    $  42,406        22,800    $  61,223     $  18,488
Senior Vice               1994    238,500      98,103        7,668        20,900       53,018        13,176
President                 1993    227,000     122,807            0        23,250       26,576        13,855

------------------------
(a) Represents bonuses accrued by the Company for the year even if paid after December 31.

     The bonus amount for Mr. Kitch includes $71,550 in 1995 and $71,550 in 1994, which amounts were awarded based on achievement of performance objectives related to the integration of Schroff, Inc. which was acquired by the Company in 1994. The 1995 Proxy Statement inadvertently excluded the 1994 bonus.

(b) The restricted share grants reflected in the table were made pursuant to the provisions discussed under "stock ownership guidelines," pursuant to performance share award programs which support the Company's long-term growth objectives, and for 1995, amounts include restricted stock awarded in 1996 for compensation earned in 1995 pursuant to the provisions of the Management Incentive Plan. The restricted stock awards are subject to vesting, in three equal installments on the third, fourth and fifth anniversaries of the grant, based solely on the continued employment of the recipient by the Company. The value of restricted stock awards reflected in the table is based on the closing market price of the common stock on the date of grant.
     As of December 31, 1995, the following restricted stock awards were held by each of the named executives (based on 12/31/95 closing price of $24.875):
     Buxton 11,524 shares or $286,660; Kitch 6,636 shares or $165,071; Collins 4,820 shares or $119,898; Harrison 3,574 shares or $88,903 and Kelly 4,848 shares or $120,594.

(c)  Includes payouts for ICUs.

(d) Includes Company contributions to the Retirement Savings and Stock Incentive Plan and match contribution to the Employee Stock Purchase and Bonus Plan. The 1994 amount for Mr. Harrison includes a $50,000 hiring bonus.

OPTIONS AND STOCK APPRECIATION RIGHTS.

    The following tables summarize option and SAR grants and exercises during 1995 to or by the Chief Executive Officer or one of the executive officers named in the Summary Compensation Table above, and the values of the options and SARs held by such persons at the end of 1995. No SARs have been granted since 1983; grants shown in the table below include both incentive stock options and non-qualified stock options. No SARs have been exercised or remain outstanding at the end of 1995.


                                       OPTION AND SAR GRANTS IN 1995                      POTENTIAL REALIZABLE
                    --------------------------------------------------------------------    VALUE AT ASSUMED
                      NUMBER OF                                                           ANNUAL RATES OF STOCK
                     SECURITIES                                                            PRICE APPRECIATION
                     UNDERLYING    % OF TOTAL OPTIONS/ SARS                                  FOR OPTION TERM
                    OPTIONS/ SARS   GRANTED TO EMPLOYEES IN    EXERCISE OR   EXPIRATION   ---------------------
       NAME          GRANTED (A)          FISCAL 1995          BASE PRICE       DATE         5%         10%
---------------------------------------------------------------------------------------------------------------
Winslow H. Buxton        83,600                19.5%            $   21.50       1/18/00   $ 496,588  $1,097,331
Joseph R. Collins        22,800                 5.3%            $   21.50       1/18/00   $ 135,433  $  299,272
David D. Harrison        24,600                 5.8%            $   21.50       1/18/00   $ 146,125  $  322,899
Ronald V. Kelly          22,800                 5.3%            $   21.50       1/18/00   $ 135,433  $  299,272
Gerald C. Kitch          22,800                 5.3%            $   21.50       1/18/00   $ 135,433  $  299,272

------------------------
(a) One-third of each grant becomes exercisable on each of the first three anniversaries of the date of grant, and the options expire five years after the grant date. The exercise price for the options granted was the closing market price of the common stock as of the date of grant.

              AGGREGATE OPTION AND SAR EXERCISES IN 1995 AND VALUE AT END OF 1995
------------------------------------------------------------------------------------------------
                                                              NUMBER OF
                                                              SECURITIES           VALUE OF
                                                              UNDERLYING         UNEXERCISED
                                                             UNEXERCISED         IN-THE-MONEY
                                                           OPTIONS/SARS AT     OPTIONS/SARS AT
                                                             END OF 1995         END OF 1995
                         SHARES ACQUIRED       VALUE       EXERCISABLE (E)     EXERCISABLE (E)
         NAME              ON EXERCISE       REALIZED     UNEXERCISABLE (U)   UNEXERCISABLE (U)
------------------------------------------------------------------------------------------------
Winslow H. Buxton              65,798      $   1,068,246      E  171,068        E  $1,814,470
                                                              U  164,234         U  $ 965,042
Joseph R. Collins               6,798      $      49,569      E   26,992         E  $ 271,960
                                                              U   44,484         U  $ 264,386
David D. Harrison                                             E    7,432         E  $  52,953
                                                              U   39,468         U  $ 188,960
Ronald V. Kelly                47,842      $     598,223      E   30,824         E  $ 387,218
                                                              U   44,484         U  $ 264,386
Gerald C. Kitch                10,800      $     184,500      E   40,166         E  $ 405,895
                                                              U   44,484         U  $ 264,386

LONG-TERM INCENTIVE PLAN AWARDS.

    The following table reflects incentive compensation unit awards made under the Pentair, Inc. 1990 Omnibus Stock Incentive Plan during 1995 to the Chief Executive Officer and the executive officers named in the Summary Compensation Table above.


                         LONG-TERM INCENTIVE PLAN AWARDS IN 1995
------------------------------------------------------------------------------------------
                                                                ESTIMATED FUTURE PAYOUTS
                                             PERFORMANCE OR              UNDER
                        NUMBER OF SHARES,     OTHER PERIOD    NON-STOCK PRICE BASED PLANS
                          UNITS OR OTHER    UNTIL MATURATION  ----------------------------
         NAME                 RIGHTS           OR PAYOUT         THRESHOLD       TARGET
------------------------------------------------------------------------------------------
Winslow H. Buxton            81,100 units       3 years          $       0     $   435,345
Joseph R. Collins            22,100 units       3 years          $       0     $   118,633
David D. Harrison            23,900 units       3 years          $       0     $   128,295
Ronald V. Kelly              22,100 units       3 years          $       0     $   118,633
Gerald C. Kitch              22,100 units       3 years          $       0     $   118,633

------------------------
The ultimate payout value of each unit is equal to the increase in the common stock book value per share over the three-year period, multiplied by a factor which is based on the Company's average annual percentage change in (a) Earnings Per Share (EPS) and (b) Return on Equity (ROE) over those three years. The threshold payout of $0 is reached if, over the three-year period, the average annual EPS growth is equal to or less than 0% and annual ROE growth is equal to or less than 5%. The target payout shown in the table is based on the Company's objective of annual EPS growth of 10% and annual ROE growth of 15% which results in a factor of 1.60. For every 1% change in the actual average annual EPS growth and ROE growth over the three-year period, the factor will change by .06 (.14 for ROE changes, if ROE growth is less than 10%).

DEFINED BENEFIT PENSION PLAN.

    The Company maintains a tax-qualified defined benefit pension plan. In general, the plan covers non-bargaining employees of the Company and its U.S. subsidiaries. These employees are eligible to participate in the plan after attaining age 21 and completing one year of service.

    The following table sets forth the estimated normal retirement benefit based on specified final average annual compensation and years of service classifications. Each listed benefit amount is determined by using a Social Security covered compensation base of $27,537. Currently, the Internal Revenue Code limits the annual benefit from the plan to $120,000 and limits the pay used to calculate pensions to $150,000, although these limits are subject to upward adjustment in future years for cost of living increases.

        ESTIMATED ANNUAL GROSS RETIREMENT BENEFITS UNDER CURRENT FORMULA
--------------------------------------------------------------------------------
FINAL AVERAGE
    ANNUAL                              YEARS OF SERVICE
 COMPENSATION      10         15         20         25         30         35+
--------------------------------------------------------------------------------
 $     50,000   $   6,123  $   9,185  $  12,246  $  15,308  $  18,369  $  21,431
      100,000      13,623     20,435     27,246     34,058     40,869     47,681
      150,000      21,123     31,685     42,246     52,808     63,369     73,931

    For purposes of calculating the retirement benefit for named executive officers under the plan, eligible compensation consists of salary and bonus as listed in the Summary Compensation Table. Current years of service under the plan for the named executive officers are: Buxton, 9; Collins, 24; Harrison, 2; Kelly, 15; and Kitch, 7.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN.

    The Company  has  established  the Supplemental  Executive  Retirement  Plan
(SERP) to provide retirement benefits to certain key executives of the Company and its subsidiaries. The employees are eligible for nomination after attaining age 50 and completing five years of service. The annual normal retirement benefit is 50% of the participant's final average annual compensation less 100% of the participant's annual primary Social Security benefit. This benefit is further reduced by the participant's benefits under the Company's or any previous employer's pension plans. A participant generally does not earn or become vested in a benefit under the plan until he or she attains age 60. The plan has been extended to twenty employees, four of whom (Buxton, Collins, Kelly and Kitch) are named executives. To date, four retirees and one beneficiary are receiving benefits under the plan. The estimated annual benefits for the named executive officers pursuant to the SERP, assuming retirement at age 65, are as follows: Buxton $333,000; Collins; $103,000; Kelly $125,000; and Kitch $141,000.

CHANGE IN CONTROL ARRANGEMENTS.

    Approximately 80 key corporate executives have entered into agreements with the Company that provide for contingent benefits if the executive leaves the employ of the Company within one year after an unfriendly change in control. Such benefits include:

    a. bonus awards for the year in question to be made under the Management Incentive Plan;

    b. termination of all restrictions on shares issued under the 1990 Omnibus Stock Incentive Plan, and payment for Incentive Compensation Units and Performance Units without regard to the plans' forfeiture provisions;

    c. reimbursement of income taxes incurred in connection with the exercise of certain nonqualified options, as well as termination of all restrictions on transfer and termination of any right of the Company to repurchase shares received upon exercise of such options;

    d.  the cost of an executive search agency;

    e.  directors and officers liability insurance coverage;

    f. short-term replacement coverage for Company-provided group medical, dental, and life insurance policies;

    g. amount of non-vested benefits under any of the Company's tax-qualified deferred compensation plans;

    h. the accelerated accrual and vesting of benefits under the Supplemental Executive Retirement Plan (for those executives who have been made participants of such plan); and

    i. severance pay equal to 300% of annual compensation or, for employees other than executive officers of the Company, such amount reduced to the extent necessary to avoid federal excise taxes under Section 280G of the Internal Revenue Code.

    In addition, the 1990 Omnibus Stock Incentive Plan permits the Compensation and Personnel Committee, upon a change in control of the Company, to cancel all outstanding options granted under the plan, whether or not exercisable, and authorize payment of the "spread" between the exercise price of the options and the then current market value of the underlying stock.

    Based upon compensation levels as of December 31, 1995, the dollar value of the benefits payable upon an unfriendly change in control to the named executive officers in the Summary Compensation Table by virtue of the agreements and the 1990 Omnibus Plan provision discussed above (excluding amounts that otherwise would be payable upon a termination of employment not involving an unfriendly change in control) would be: Buxton, $6,544,000; Collins, $2,266,000; Kelly, $2,585,000; Kitch, $2,684,000 and Harrison, $1,935,000.

                                FUTURE PROPOSALS

    Any proposal that a shareholder intends to present at the 1997 annual meeting must be received by the Company no later than November 11, 1996 for inclusion in the 1997 notice of annual meeting, proxy statement, and form of proxy.

                                 OTHER BUSINESS

    Management does not know of any other business that will be presented for consideration at the meeting; however, if any other business does properly come before the meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.

          PLEASE SIGN AND              PENTAIR, INC.       PROXY FOR ANNUAL MEETING OF
        RETURN PROMPTLY TO                                        SHAREHOLDERS
   REDUCE SOLICITATION EXPENSES                                  APRIL 24, 1996

Common                        Employee Stock Purchase Plan (ESPP)                     Preferred (ESOP)

    The undersigned hereby appoints Winslow H. Buxton and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock (common and ESPP listed above) of Pentair, Inc. held of record by the undersigned on February 26, 1996 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 24, 1996, at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, and any adjournment or adjournments thereof.

    Furthermore, as an ESOP participant I hereby direct State Street Bank and Trust Company, as ESOP Trustee, to vote at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 24, 1996, at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, and any adjournment or adjournments thereof, all shares of voting preferred stock of Pentair, Inc. allocated as of February 26, 1996 to my account in the Pentair, Inc. Retirement Savings and Stock Incentive Plan, plus a pro rata portion of the shares that have not been allocated to participant accounts or for which no instructions are received, as designated below. I understand that this card must be received by Norwest Bank Minnesota, N.A., acting as tabulation agent for the ESOP Trustee, by April 17, 1996. If it is not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares held in my account will be voted by State Street Bank and Trust Company in the same proportion that the other participants in the plan direct the ESOP Trustee to vote shares allocated to their accounts. THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1. ELECTION OF DIRECTORS: FOR all nominees listed below / /            WITHHOLD AUTHORITY to vote for ALL nominees listed below. / /
  EXCEPT THOSE I HAVE STRUCK BY A LINE THROUGH their names.

  George N. Butzow              Winslow H. Buxton              Walter Kissling
               Barbara B. Grogan              William J. Cadogan

    2. To extend the term of the 1990 Omnibus Stock Incentive Plan and  increase
       the   number  of   shares  and  incentive   compensation  units  issuable
       thereunder.

             / / FOR             / / AGAINST             / / ABSTAIN

    3. To approve Amendments to the 1990 Omnibus Stock Incentive Plan to comply with Internal Revenue Code Section 162(m).

             / / FOR             / / AGAINST             / / ABSTAIN

    4. To approve the adoption of the Executive Officer Performance Plan to comply with Internal Revenue Code Section 162(m).

             / / FOR             / / AGAINST             / / ABSTAIN

    5. PROPOSAL TO RATIFY the retention of Deloitte & Touche LLP as independent public accountants for the current fiscal year.

             / / FOR             / / AGAINST             / / ABSTAIN

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

                                           The undersigned  hereby ratifies  and
                                           confirms  all that  the Proxies shall
                                           lawfully do or  cause to  be done  by
                                           virtue  hereof and hereby revokes all
                                           proxies heretofore given to vote such
                                           shares.

                                           THIS PROXY IS SOLICITED ON BEHALF  OF
                                           THE  BOARD  OF DIRECTORS  OF PENTAIR,
                                           INC.
                                           _____________________________________
                                                         Signature
                                           _____________________________________
                                                 Signature if held jointly
                                           Dated: ________________________, 1996
                                                 THIS CARD MUST BE DATED.
                                           (Please sign  exactly  as  your  name
                                           appears  to the left. When shares are
                                           held by  joint tenants,  both  should
                                           sign.   When  signing   as  executor,
                                           administrator, attorney,  trustee  or
                                           guardian,  please give  full title as
                                           such. If a  corporation, please  sign
                                           in  full corporate  name by president
                                           or other  authorized  officer.  If  a
                                           partnership, please sign in
                                           partnership  name  by  an  authorized
                                           person.)

          PLEASE SIGN AND                  PENTAIR, INC. -- PREFERRED          PROXY FOR ANNUAL MEETING OF
        RETURN PROMPTLY TO                                                            SHAREHOLDERS
   REDUCE SOLICITATION EXPENSES                                                      APRIL 24, 1996

    The undersigned hereby appoints Winslow H. Buxton and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of preferred stock of Pentair, Inc. held of record by the undersigned on February 26, 1996 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 24, 1996, at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, and any adjournment or adjournments thereof.

    THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1. ELECTION OF DIRECTORS: FOR all nominees listed below / /            WITHHOLD AUTHORITY to vote for ALL nominees listed below. / /
  EXCEPT THOSE I HAVE STRUCK BY A LINE THROUGH their names.

  George N. Butzow              Winslow H. Buxton              Walter Kissling
               Barbara B. Grogan              William J. Cadogan

    2. To extend the term of the 1990 Omnibus Stock Incentive Plan and  increase
       the   number  of   shares  and  incentive   compensation  units  issuable
       thereunder.

             / / FOR             / / AGAINST             / / ABSTAIN

    3. To approve Amendments to the 1990 Omnibus Stock Incentive Plan to comply with Internal Revenue Code Section 162(m).

             / / FOR             / / AGAINST             / / ABSTAIN

    4. To approve the adoption of the Executive Officer Performance Plan to comply with Internal Revenue Code Section 162(m).

             / / FOR             / / AGAINST             / / ABSTAIN

    5. PROPOSAL TO RATIFY the retention of Deloitte & Touche LLP as independent public accountants for the current fiscal year.

             / / FOR             / / AGAINST             / / ABSTAIN

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

                                           The undersigned  hereby ratifies  and
                                           confirms  all that  the Proxies shall
                                           lawfully do or  cause to  be done  by
                                           virtue  hereof and hereby revokes all
                                           proxies heretofore given to vote such
                                           shares.

                                           THIS PROXY IS SOLICITED ON BEHALF  OF
                                           THE  BOARD  OF DIRECTORS  OF PENTAIR,
                                           INC.
                                           _____________________________________
                                                         Signature
                                           _____________________________________
                                                 Signature if held jointly
                                           Dated: ________________________, 1996
                                                 THIS CARD MUST BE DATED.
                                           (Please sign  exactly  as  your  name
                                           appears  to the left. When shares are
                                           held by  joint tenants,  both  should
                                           sign.   When  signing   as  executor,
                                           administrator, attorney,  trustee  or
                                           guardian,  please give  full title as
                                           such. If a  corporation, please  sign
                                           in  full corporate  name by president
                                           or other  authorized  officer.  If  a
                                           partnership, please sign in
                                           partnership  name  by  an  authorized
                                           person.)

          PLEASE SIGN AND              PENTAIR, INC.       PROXY FOR ANNUAL MEETING OF
        RETURN PROMPTLY TO                                        SHAREHOLDERS
   REDUCE SOLICITATION EXPENSES                                  APRIL 24, 1996

    The undersigned hereby appoints Winslow H. Buxton and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pentair, Inc. held of record by the undersigned on February 26, 1996 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 24, 1996, at the Northland Inn and Conference Center, 7101 Northland Circle, Brooklyn Park, Minnesota, and any adjournment or adjournments thereof.

    THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1. ELECTION OF DIRECTORS: FOR all nominees listed below / /            WITHHOLD AUTHORITY to vote for ALL nominees listed below. / /
  EXCEPT THOSE I HAVE STRUCK BY A LINE THROUGH their names.

  George N. Butzow              Winslow H. Buxton              Walter Kissling
               Barbara B. Grogan              William J. Cadogan

    2. To extend the term of the 1990 Omnibus Stock Incentive Plan and  increase
       the   number  of   shares  and  incentive   compensation  units  issuable
       thereunder.

             / / FOR             / / AGAINST             / / ABSTAIN

    3. To approve Amendments to the 1990 Omnibus Stock Incentive Plan to comply with Internal Revenue Code Section 162(m).

             / / FOR             / / AGAINST             / / ABSTAIN

    4. To approve the adoption of the Executive Officer Performance Plan to comply with Internal Revenue Code Section 162(m).

             / / FOR             / / AGAINST             / / ABSTAIN

    5. PROPOSAL TO RATIFY the retention of Deloitte & Touche LLP as independent public accountants for the current fiscal year.

             / / FOR             / / AGAINST             / / ABSTAIN

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

                                           The undersigned  hereby ratifies  and
                                           confirms  all that  the Proxies shall
                                           lawfully do or  cause to  be done  by
                                           virtue  hereof and hereby revokes all
                                           proxies heretofore given to vote such
                                           shares.

                                           THIS PROXY IS SOLICITED ON BEHALF  OF
                                           THE  BOARD  OF DIRECTORS  OF PENTAIR,
                                           INC.
                                           _____________________________________
                                                         Signature
                                           _____________________________________
                                                 Signature if held jointly
                                           Dated: ________________________, 1996
                                                 THIS CARD MUST BE DATED.
                                           (Please sign  exactly  as  your  name
                                           appears  to the left. When shares are
                                           held by  joint tenants,  both  should
                                           sign.   When  signing   as  executor,
                                           administrator, attorney,  trustee  or
                                           guardian,  please give  full title as
                                           such. If a  corporation, please  sign
                                           in  full corporate  name by president
                                           or other  authorized  officer.  If  a
                                           partnership, please sign in
                                           partnership  name  by  an  authorized
                                           person.)

               EXECUTIVE OFFICER PERFORMANCE PLAN

                         PENTAIR, INC.

PURPOSE

A primary objective of Pentair, Inc. ("Pentair" or "Corporate") is to be a top-performing company by consistently achieving PROFIT PERFORMANCE that is higher than the performance of comparable companies. Pentair has also identified GROWTH as a key strategy for the long term success of the business. The RETURN ON OUR INVESTMENTS, whether to support internal growth and improvements or make acquisitions, is also a key determinant of our business success and the return to our shareholders. Pentair expects to compensate executive officers for their performance against key financial measurements in accordance with the terms of the Executive Officer Performance Plan(EOPP).


PARTICIPATION

Key employees in executive positions will be considered for participation. Participation is determined by the magnitude and scope of the employee's position and is subject to Pentair Inc. Compensation Committee nomination. An employee who participates in this program is not eligible for the Pentair Management Incentive Plan.


QUALIFYING POSITIONS AND BOC PERCENTAGES

Bonus Opportunity Category (BOC) percentages are assigned to each qualifying position by the Compensation Committee based on competitive market data.

The current designated Qualifying Position and BOC percentage is:

   QUALIFYING POSITION             BOC PERCENTAGE
   -------------------             --------------
   Chairman, CEO                        71.5%


The BOC% for other positions that may qualify for future participation at the discretion of the Compensation Committee are:

   President, Chief Operating Officer        58.5%
   Executive VP                              52.0%
   Other Sr. Officers                        45.5%


ESTABLISHMENT OF GOALS AND FACTORS

CORPORATE PERFORMANCE GOALS AND FACTORS

EOPP Goals are established for Corporate for the following three financial performance measurements: Earnings Per Share (EPS) Growth, Return on Invested Capital (ROIC) and Return on Sales (ROS). EOPP Goals are a function of the overall financial goals for Pentair and are based on the comparative market data and the historical and expected performance of the company and its subsidiaries.

Financial performance that meets the EOPP Goals will result in a corporate performance factor of 1.00. Financial performance results that are below or above the EOPP Goals are indexed with factors ranging from a low of .50 to a high of 1.80. Any result falling between the stated goals and factors will be interpolated.

The EOPP Goals and factors established for the fiscal year are measured against Pentair's fiscal year performance for that year. They are determined early in the fiscal year by the Compensation Committee of the Board of Directors. They have been established to be used over multiple fiscal years, although they will be determined annually by the Compensation Committee.

INCENTIVE AWARDS

Incentive Awards under the EOPP are determined according to the following formula:

      INCENTIVE AWARD = BASE SALARY X BOC% X C.P.F.

               Base Salary = Actual base salary earned during the year

               BOC% = Bonus Opportunity Category Percentage

               C.P.F. = Corporate Performance Factor

CASH PAY-OUT LIMIT

The cash incentive award for the fiscal year will be limited to one times the participant's annual base salary. The portion in excess of one times the participant's annual base salary will be awarded as performance shares. The performance shares will be subject to the terms and provisions of the Omnibus Stock Incentive Plan.

MAXIMUM AWARD

No participant will receive an Incentive Award(cash plus stock) greater than $1.5 million or 200% of annual base salary.

TIMING OF PAY-OUT

Incentive Awards for a fiscal year, shall be paid as soon as administratively possible after the annual audit is complete and the compensation
Committee has reviewed and approved the payment.

CORPORATE PERFORMANCE FACTOR

The Corporate Performance Factor is based on actual fiscal year financial performance achieved as measured against the following goals, which when achieved will create shareholder value and move Pentair toward its top performance objectives. The goals to be measured are multiplicative to emphasize a balanced approach to financial performance. Each of the measures are intended to emphasize a different aspect of financial performance:

               EARNINGS PER SHARE (EPS) GROWTH

               RETURN ON INVESTED CAPITAL (ROIC)

               RETURN ON SALES (ROS)

Economic Value Added (EVA) is the concept used to measure shareholder value creation. (EVA is the "residual income" left over from operating profits after the cost of capital has been subtracted.) The three measures chosen encircle EVA. The strength of these measures is that they reflect shareholder value.

Pentair will have one primary measure and two secondary measures with factors based on the current and historical performance. Earnings Per Share Growth
(EPS) will be primary and the secondary factors are ROIC and ROS. If Corporate attains the goal on each of the three measures the plan participants will receive a Corporate Performance factor of 1.00. There will be a range of performance factors for each measure that when multiplied together give the total Corporate Performance Factor.

PRIMARY FACTOR  X  SECONDARY FACTOR #1   X   SECONDARY FACTOR #2 =  CORPORATE
                                                                    PERFORMANCE
                                                                    FACTOR

PERFORMANCE MULTIPLIER GRID


                                       Performance Factor Grid
                                       -----------------------

                  Minimum    Below Goal      On Goal        Above Goal            Maximum
                  -------    ----------      -------     ----------------     -----------------
E.P.S. Growth       .50         .75            1.00      1.20        1.40     1.60         1.80

R.O.I.C.            .80         .90            1.00      1.10                              1.20

R.O.S.              .80         .90            1.00      1.10                 1.20         1.30

CORP. PERF.
FACTOR*             .32                        1.00                                        2.81


*Performance falling between stated factors will be interpolated.

MINIMUM OPERATING INCOME REQUIREMENT

If Pentair's operating income (after corporate charges) is zero or less, there will be NO BONUS PAYOUTS.

CONSIDERATION FOR ACQUISITIONS/DIVESTITURES

In the case of an acquisition, no special adjustment will be necessary. The additional sales, earnings, and invested capital will flow into the calculations and impact the results and payouts.

Divestitures will be excluded from the calculations. In the event of a divestiture, EOPP will be calculated based on results from continuing operations. Any financial gain/loss from the divestiture will be excluded from the EOPP calculation.

APPROVAL OF FINAL AWARDS

The Compensation Committee will review and approve all goals and final Incentive Awards granted under this plan. The Compensation Committee has the flexibility to reduce or eliminate the award based on its business judgement. The Compensation Committee does not have the authority or discretion to award more than the incentive award generated by the formula, subject to the stated limits.

GENERAL PROVISIONS

1. Nothing contained herein shall be construed to limit or affect in any manner or degree the normal and usual powers of management, including the right to terminate the employment of any participant or remove him/her from participating in the EOPP at any time.

2. The judgment of the Compensation Committee in administering the EOPP will be final, conclusive and binding upon all officers and employees of Pentair and its subsidiaries, whether or not selected as participants hereunder, and their heirs, executors, personal representatives and assigns.

3. The Compensation Committee has the authority and duties to:

   a. Determine the rights and benefits under the EOPP of participants and other persons;

   b.  Interpret the terms of the EOPP and apply them to different situations;

   c.  Approve, process and direct the payment of EOPP benefits, and

   d. Adopt rules, procedures and forms which are appropriate for the smooth and proper operation of the EOPP.

4. In the event of death, a participant's designated beneficiary will be entitled to the participant's Plan benefits. If a participant does not designate a beneficiary, the participant's beneficiary(ies) will be determined according to the participant's will. If there is no will, the beneficiary(ies) shall be determined by the laws of descent and distribution of the state in which the participant is a resident on the date of death.

5. A participant does not have the right to assign, transfer, encumber or dispose of any award under the Plan until it is distributed to the participant. Also, no award is liable to the claims of any creditor of the participant until it is distributed to him or her.

6. The Compensation Committee subject to approval by the Pentair, Inc. Board of Directors, has the right to terminate the Plan at any time.

7. Calculations will exclude the impact of periodic change in accounting methods used by Pentair or required by the Financial Accounting Standards Board.

                                 PENTAIR, INC.
                         OMNIBUS STOCK INCENTIVE PLAN
                            AS AMENDED AND RESTATED

                     SECTION 1.    BACKGROUND AND PURPOSE

     1.1 BACKGROUND. Pentair, Inc. ("Pentair") maintains a comprehensive equity compensation incentive plan to award long-term equity incentives which tie the compensation of executives and key managerial employees to Pentair operating results. In particular, this Plan is designed to attract and retain top quality executives and key employees, encourage innovation and growth, reward executives for attainment of short-term performance objectives and long-term shareholder value, recognize outstanding performance, encourage executive stock ownership and, in general, to align management and shareholder interests. Pentair established the Plan in 1990 by combining its then separate equity compensation plans into one plan to achieve administrative consistency and greater flexibility in structuring equity compensation awards.

     1.2 RESTATEMENT OF PLAN. Pentair is amending and restating this Plan to authorize additional shares of Stock and ICUs with which to make grants under the Plan, clarify certain administrative practices and bring the Plan into compliance with Code requirements enacted since the Plan's adoption.
The amended and restated Plan was adopted on February 14, 1996, subject to shareholder approval, and shall be applied to all equity compensation grants made after that date. The plan is intended to extend until February 14, 2006.

                           SECTION 2.    DEFINITIONS

     Unless the context requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this or any other section of the Plan:

     2.1 "AFFILIATE" is any corporation, business trust, division, partnership or joint venture in which Pentair owns (either directly or indirectly) fifty percent (50%) or more of the voting stock, or rights analogous to voting stock, but only for the duration of such ownership.

     2.2 "BOARD" is the Board of Directors of Pentair, Inc., as elected from time to time.

     2.3 "BOOK VALUE PER SHARE" or "BOOK VALUE" is the total consolidated shareholders' equity of Pentair at the close of a Fiscal Year, less the equity attributable to preferred shares, divided by the number of shares of Stock outstanding at the end of that Fiscal Year.

     2.4  "CODE" is the Internal Revenue Code of 1986, as amended.

     2.5 "COMMITTEE" is the Compensation and Personnel Committee of the Board, as appointed from time to time.

     2.6 "DISABLED" or "DISABILITY" is a physical or mental incapacity which qualifies an individual to collect a benefit under the long-term disability plan of Pentair or an Affiliate, or such other condition which the Committee may determine to be a Disability.

     2.7 "ELIGIBLE EMPLOYEE" is any key managerial, administrative or professional employee of Pentair or an Affiliate, generally in salary grade 25 or higher, who is in a position to make a material contribution to the continued profitable growth and long term success of Pentair or an Affiliate.

     2.8 "FAIR MARKET VALUE" is the closing price of a share of Stock on the relevant date as reported on either the NASDAQ National Market System or the New York Stock Exchange, depending on which exchange then lists Pentair stock, or as otherwise determined using procedures established by the Committee.

     2.9 "FISCAL YEAR" is the twelve (12) consecutive month period beginning January 1 and ending December 31.

     2.10 "INCENTIVE COMPENSATION UNIT" or "ICU" is a unit representing the right to receive an amount determined by attainment of corporate performance objectives over an applicable Incentive Period.

     2.11 "INCENTIVE PERIOD" is a period of continuous employment fixed by the Committee at the time of grant of an ICU after which such ICU may become payable, provided all relevant performance objectives have been met.

     2.12 "INCENTIVE STOCK OPTION" or "ISO" is an Option which is designated as such by the Committee and intended to so qualify under Code section 422.

     2.13 "NONQUALIFIED STOCK OPTION" or "NQSO" is any Option which is not an ISO.

     2.14 "OPTION" is a right granted pursuant to the Plan to purchase Stock subject to such terms and conditions as may be specified by the Committee at the time of grant.

     2.15 "PARTICIPANT" is an Eligible Employee approved by the Committee to receive a grant or award under the Plan.

     2.16  "PENTAIR" is Pentair, Inc., a Minnesota corporation.

     2.17 "PERFORMANCE PERIOD" is the period of time over which a Participant must meet the relevant performance criteria established by the Committee at the time of an award of Performance Shares or Performance Units.

     2.18 "PERFORMANCE SHARE" is a share of Stock, Restricted Stock, or a Right to Restricted Stock, awarded by the Committee, subject to such performance targets or other restrictions as are established by the Committee at the time of award.

     2.19 "PERFORMANCE UNIT" is an amount equal to the value of an ICU determined on the date of award.

     2.20 "PLAN" is the Pentair, Inc. Omnibus Stock Incentive Plan, as amended from time to time.

     2.21 "RESTRICTED STOCK" is Stock issued or transferred to a Participant by means of an award subject to such restrictions as may be imposed at the time of grant by the Committee, and which will remain subject to said restrictions until such time as the restrictions lapse.

     2.22 "RETIREMENT" is the time a Participant who is eligible to receive retirement income benefits from the Pentair tax qualified pension plan separates from employment.

     2.23 "RIGHT TO RESTRICTED STOCK" is a right awarded to a Participant to receive Stock or Restricted Stock which will vest at some future time and which is subject to such restrictions as may be imposed at the time of grant by the Committee, and which will remain subject to such restrictions until the restrictions lapse.

     2.24 "SIGNIFICANT SHAREHOLDER" is an employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock issued by Pentair as of the date such employee is granted an Option. For this purpose, the provisions of Code sections 422 and 424, as amended, shall apply.

     2.25  "STOCK" is Pentair common stock.

                   SECTION 3.    SHARES SUBJECT TO THE PLAN

     3.1 SHARES. (a) NUMBER OF SHARES. The maximum number of shares of Stock which may be issued for any type of award or grant under the Plan shall be 3,200,000, subject to adjustment as provided in Section 3.1(b) and
Section 3.3.

     (b) UNUSED SHARES. Any shares of Stock subject to an Option which is canceled, expires or otherwise terminates without having been exercised in full (unless such cancellation is due to the exercise of a related SAR), or any shares of Restricted Stock, Rights to Restricted Stock or Performance Shares which are forfeited, shall again be available for grants or awards under the Plan.

     3.2 INCENTIVE COMPENSATION UNITS. The maximum number of Incentive Compensation Units which may be awarded under the Plan is 4,000,000, subject to adjustment as provided in this Section 3.2 and Section 3.3. If an ICU is awarded, but is forfeited or otherwise terminates without payment having been made to the Participant, then such ICU shall again be available for awards under the Plan.

     3.3 ANTIDILUTION. In the event of a change in the number or class of outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, merger, consolidation, or other similar corporate change, the number of shares of Stock as to which grants of Options or other awards under the Plan may be made, and the number of ICUs available for award under the Plan, shall be adjusted proportionately to the nearest whole share or unit. Any such action shall be within the discretion of the Committee, whose determination shall be conclusive.

     If such an adjustment is made with respect to shares then subject to an Option, the number of shares and the Option price per share shall be adjusted proportionately so the aggregate exercise price of such Option shall not change.

                         SECTION 4.    STOCK OPTIONS

     4.1 GRANTING OPTIONS. Participants may be granted ISOs, SARs or NQSOs. No one Participant shall be granted, in the aggregate, Options or SARs on more than 150,000 shares in any calendar year. Solely for purposes of determining the number of Options available for grant to an individual in any calendar year, Options which are awarded or repriced shall be counted as required by applicable regulations.

     4.2 OPTION TERMS AND CONDITIONS. (a) GRANT OF OPTION. Except as otherwise limited by the Plan, the Committee shall have the discretion to grant to a Participant any number or type of Options at any time, and subject to such terms and conditions as the Committee may determine.

     (b) EXERCISE LIMIT. With respect to Options designated as ISOs at the time of grant, to the extent the aggregate Fair Market Value of Stock, determined as of the date of grant, with respect to which ISOs are first exercisable during any single calendar year exceeds $100,000, or such other limit as shall be allowed under the Code, such Options shall be treated as NQSOs. In applying this limit Options shall be taken into account in the order granted.

     (c) OPTION PRICE. The Option price of an ISO or NQSO shall be not less than Fair Market Value as of the date of grant. If an ISO is granted to a Significant Shareholder, the Option price shall be not less than 110% of Fair Market Value on the date of grant.

     (d) TERM OF OPTION. Each Option shall expire at the time specified by the Committee when granting the Option. The Committee may not fix a term which is shorter than required under any applicable state or federal law, nor longer than ten (10) years from the date of grant. With respect to a Significant Shareholder, the Committee may not fix a term which is longer than five (5) years from the date of grant. An Option term may extend beyond the Plan's termination date.

     (e) MANNER OF EXERCISE. To exercise an Option, whether partially or completely, the Participant shall give written notice to Pentair in such form and manner as the Committee may prescribe. Payment for Stock to be acquired by the exercise of an Option must accompany the written notice of exercise.

     (f) PAYMENT. (1) GENERAL. Full payment for all Stock to be acquired upon the exercise of an Option, together with an amount sufficient to satisfy applicable federal, state or local withholding taxes, shall be made at the time such Option, or any part thereof, is exercised, and no Stock certificate shall be issued until such payment has been made. Payment may be made in cash or in such other form as is acceptable to the Committee, provided that in the case of an ISO, no form of payment shall be allowed which would prevent the Option from qualifying as such within the meaning of Code section 422.

     (2) PAYMENT WITH OPTIONS. The Participant, in lieu of or in combination with a payment in cash, may transfer to Pentair a sufficient number of outstanding Options as will pay all applicable withholding tax liability incurred on exercise of the Option. For this purpose, the Participant may use only Options having an exercise price less than Fair Market Value on the date such Options are transferred or exercised and the value of the Option shall be the difference between the Fair Market Value and exercise price. Transfer of an Option for payment of taxes shall be considered exercise of the Option.

     (3) PAYMENT WITH STOCK. Subject to such Code requirements as are relevant to ISOs, a Participant, in lieu of or in combination with a payment in cash, may transfer to Pentair a sufficient number of shares of Stock to satisfy all or any part of the Option price and applicable withholding taxes.
 Such Stock may be Stock already owned by the Participant or, in the case of an NQSO, Stock to be acquired by exercise of the Option. For this purpose, the value of the Stock shall be Fair Market Value as of the date of exercise.
 Where payment is made in whole or in part by Stock, the Participant may not transfer fractional shares of Stock or shares of Stock with an aggregate Fair Market Value in excess of the Option price plus applicable withholding taxes.

     (4) INTERIM BROKER LOAN. The Committee may arrange through a stock brokerage or other similar agent, a loan to a Participant of some or all of the funds needed to exercise an Option. Upon application for such loan and receipt of written notice of exercise of an Option from a Participant, the broker will pay to Pentair the amount requested by the Participant to pay the Option exercise price and applicable withholding taxes. Pentair will promptly deliver to such broker a certificate representing the total number of shares of Stock to be acquired by exercise of said Option. The broker will then sell part or all of these shares and pay to the Participant the proceeds from the sale, less the loan principal and any interest charged thereon from the date the broker received the notice of exercise until the date the broker is repaid.

     (5) OTHER PAYMENT METHODS. The Committee may, in its discretion, authorize payment by other methods or forms within the limitations imposed by the Plan and applicable state or federal law.

     (g) NO TANDEM OPTIONS. No ISO granted under this Plan shall contain terms which would limit or otherwise affect a Participant's right to exercise any other Option, nor shall any NQSO contain terms which will limit or otherwise affect the Participant's right to exercise any other Option in such a manner that an Option intended to be an ISO would be deemed a tandem option.

     4.3  STOCK APPRECIATION RIGHTS.   (a)  GRANT OF STOCK APPRECIATION
RIGHTS. The Committee may grant Stock Appreciation Rights ("SARs") to Participants who have been granted ISOs. These SARs may relate to any number of shares, up to the total number of shares the Participant could acquire by exercise of the underlying ISOs. An SAR shall expire no later than the expiration date of the underlying ISO, and the amount paid under the SAR shall not be more than 100% of the difference between the Option price and Fair Market Value of the Stock subject to the Option, determined on the date the SAR is exercised.

     (b) EXERCISE. Stock Appreciation Rights may be exercised at the same time, to the same extent and subject to the same conditions as the related ISO, and only when the Fair Market Value of the Stock subject to the ISO exceeds the Option price. The exercise of an SAR shall cancel the related ISO; the exercise of an ISO shall cancel a related SAR.

     (c) PAYMENT OF STOCK APPRECIATION RIGHTS. Upon exercise of an SAR, the Participant shall be paid in cash, Stock, Rights to Restricted Stock, Restricted Stock, or a combination thereof, as the Committee shall determine at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value on the date the SAR is exercised.

     4.4 ISSUANCE OF CERTIFICATES. (a) DELIVERY. As soon as practicable after either the exercise of an Option and the delivery of payment therefor, or the exercise of an SAR which is to be paid in Stock, Rights to Restricted Stock or Restricted Stock, Pentair shall:

     (i) if Stock is to be issued due to the exercise of an Option, record in the name of the Participant a number of certificated or uncertificated shares equal to the number of shares acquired by the Participant through exercise of the Option;

     (ii) if payment is to be made in Restricted Stock, record in the name of the Participant a number of nonnegotiable certificated or uncertificated shares equal to the number of shares of Restricted Stock acquired; and

     (iii) if payment is to be made in Rights to Restricted Stock, establish and maintain a separate written account for each Participant and record in such account the number of Rights to Restricted Stock so acquired.

     Consistent with applicable state or federal law, the Committee may fix a minimum or maximum period of time during which a Participant may not sell any such Stock or Restricted Stock, or obtain Restricted Stock in lieu of a Right to Restricted Stock.

     (b) DESIGNATION. Shares acquired pursuant to the exercise of an ISO shall be designated as such on the stock transfer records of Pentair, to the extent the value of such shares does not exceed the exercise limit contained in Section 4.2(b). Shares acquired by exercise of an Option which exceed this exercise limit shall be designated on Pentair's stock transfer records as shares acquired pursuant to the exercise of an NQSO. For purposes of this exercise limit, the designation of shares as acquired pursuant to the exercise of an ISO or NQSO shall be subject to change as permitted by applicable Code provisions.

                SECTION 5.    RESTRICTED STOCK AND INCENTIVE
                              COMPENSATION UNITS

     5.1  RESTRICTED STOCK AWARDS   (a)  WRITTEN AGREEMENT.  Each award of
Restricted Stock or Rights to Restricted Stock shall be evidenced by a written agreement, executed by the Participant and Pentair. Such agreement shall specify the number of shares of Restricted Stock or the number of Rights to Restricted Stock awarded and any terms and conditions the Committee may require on such award.

     (b) RESTRICTION PERIOD. At the time of an award of Restricted Stock or Rights to Restricted Stock, the Committee shall fix a period of time ("Restriction Period") during which such restrictions as are imposed by the Committee shall remain in effect. Such restrictions shall lapse upon expiration of the Restriction Period, or sooner if otherwise provided in the Plan.

     (c) RESTRICTIONS. In addition to such other restrictions as the Committee may impose at grant, each share of Restricted Stock or Right to Restricted Stock shall be subject to the following restrictions:

     (i) Neither Restricted Stock nor Rights to Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of during a Restriction Period.

     (ii) Except as otherwise herein provided, unless the Participant remains continuously employed by Pentair or an Affiliate until the conditions for the removal of such restrictions as the Committee may impose have been satisfied, Restricted Stock and Rights to Restricted Stock shall be forfeited and returned to Pentair, and all rights of a Participant to receive Restricted Stock or vest in Rights to Restricted Stock shall terminate without any payment or consideration by Pentair.

     (d) RECORDKEEPING. As soon as practicable after the execution of the written agreement required by Section 5.2(a), Pentair shall:

     (i) for awards of Restricted Stock, record in the name of the Participant a number of nonnegotiable, certificated or uncertificated shares equal to the number of shares of Restricted Stock awarded; and

     (ii) for awards of Rights to Restricted Stock, establish and maintain a separate written account for each Participant and record in such account the number of Rights to Restricted Stock awarded.

     (e) DIVIDENDS. Dividends declared with respect to shares of Restricted Stock shall be paid in cash to the Participant as and when declared, or as otherwise determined by the Committee. Where Rights to Restricted Stock are awarded, the Committee shall determine whether amounts equivalent to dividends declared on Stock subject to an award of Rights to Restricted Stock shall be paid when the dividends are declared, or as otherwise determined by the Committee. Dividends, regardless of when paid, shall be subject to all applicable withholding taxes.

     5.2 INCENTIVE COMPENSATION UNITS. (a) AWARD AGREEMENTS. Each ICU award shall be evidenced by a written agreement, executed by the Participant and Pentair, which shall specify the number of ICUs awarded and contain such other terms and conditions as the Committee may require.

     (b) ICU ACCOUNT. Pentair shall establish and maintain a separate account ("ICU Account") for each Participant and shall record in such accounts the number of ICUs awarded to each Participant. The number of ICUs which may be realized by each Participant may be adjusted by any conditions specified by the Committee in the award agreement. The maintenance of an ICU Account is principally a bookkeeping function and does not entitle a Participant to realize on an ICU award.

     (c)  EARNING AN ICU AWARD.    (1)  GENERAL.  The ability of a Participant
to realize on an ICU award shall be determined by achievement of specific corporate performance factors over the designated Incentive Period. The maximum amount of compensation per ICU payable to a Participant in any calendar year by reason of an ICU award shall not exceed twice the growth in Book Value, as determined pursuant to Section 5.2(d), over the applicable Incentive Period.

     (2) INCENTIVE PERIOD. At the time of award, the Committee shall fix the Incentive Period during which the Participant must remain continuously employed by Pentair or an Affiliate. The Incentive Period shall generally be three (3) years, unless another expiration date is specified by the Committee or the Plan provides otherwise.

     (3) CORPORATE PERFORMANCE FACTORS. The amount of compensation payable to a Participant on account of an ICU award shall be determined by application of the following corporate performance factors:

          (i) the change in Book Value per share of Stock over the designated Incentive Period;

          (ii) the growth in earning per share of Stock over the designated Incentive Period;

          (iii) the average return on equity of Stock over the designated Incentive Period; or

          (iv) such other factors as the Committee shall specify at the time of grant.

     (d)  VALUATION OF INCENTIVE COMPENSATION UNIT.   (1)  VALUATION AT
EXPIRATION OF INCENTIVE PERIOD. As soon as practicable after the Incentive Period expires, Pentair's audited financial statements for the preceding Fiscal Year shall be provided in final form to the Committee, which shall determine the value of each ICU. Such value shall be based on the net increase in Book Value over the Incentive Period, calculated by subtracting the beginning Book Value ( determined as of the December 31 immediately preceding the date the ICUs were awarded) from the ending Book Value (determined on the December 31 immediately following the end of the Incentive Period). The resulting number shall then be subject to adjustment by a multiplier which takes into account average return on equity, compounded growth in earnings per share, or any other corporate performance factors established with respect to the award being valued.

     (2) VALUATION IF INCENTIVE PERIOD SHORTENED. If for any reason an Incentive Period is shortened, the Committee shall determine the value of an affected Participant's ICUs as soon as practicable after the date such Period prematurely ends, and for this purpose, the ending Book Value shall be determined as of the December 31 immediately preceding the date the Incentive Period ends, or as otherwise determined by the Committee.

     (3) ADJUSTMENTS TO VALUATION FORMULA. The Committee shall retain the discretion to modify the factors or formula used to value an ICU award; provided, however, that any such change shall be defined in the written agreement executed pursuant to Section 5.2(a) at the time of grant. No such modification shall in any event cause the value of an ICU award made to any one Participant to exceed the maximum possible award as defined in Section 5.2(c)(1).

     (e) PAYMENT OF ICU ACCOUNT. Payment of the value of each ICU shall be made to the Participant, or, if applicable, a designated beneficiary, as soon as practicable after valuation. Such payment may be made in cash, Stock, Rights to Restricted Stock, Restricted Stock or any combination thereof, as the Committee shall determine at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value (as adjusted for any restrictions) on the date the Incentive Period expires.

           SECTION 6.    PERFORMANCE SHARES AND PERFORMANCE UNITS

     6.1  PERFORMANCE AWARDS.   (a)  PERFORMANCE AGREEMENT.  Each award of
Performance Shares and Performance Units shall be evidenced by a written agreement, executed by the Participant and Pentair. Such agreement shall establish all terms and conditions applicable to the payment of a Performance Share or Performance Unit as the Committee may determine, including the achievement of relevant performance objectives. These performance objectives shall include such financial measures as return on shareholders equity, growth in earnings per share, return on sales, growth in income, growth in sales and various techniques which compare actual returns with required returns based on cost of capital criteria.

     (b) PERFORMANCE ACCOUNTS. At such time as a performance award is made, Pentair shall establish an account ("Performance Account") for each Participant and credit the Performance Units and Performance Shares awarded to such account. Performance Shares shall be credited in the form of Restricted Stock or Rights to Restricted Stock. The maintenance of Performance Accounts is principally a bookkeeping function, and does not entitle a Participant to payment of any awards hereunder.

     (c) DIVIDENDS. Dividends or the equivalent paid with respect to Restricted Stock shall be paid in cash to the Participant as and when declared, or as other determined by the Committee. The Committee shall determine whether dividends or the equivalent declared on Stock subject to Rights to Restricted Stock shall be paid when declared, or as otherwise determined by the Committee. Dividends, regardless of when paid, shall be subject to all applicable withholding taxes.

     6.2 PERFORMANCE PERIOD AND TARGETS. (a) PERFORMANCE PERIOD. The Performance Period shall be established by the Committee at the time of the award. This period may differ for each award granted to any one Participant.

     (b) PERFORMANCE TARGETS. At the time a performance award is established, the Committee shall establish such performance targets as it determines to be relevant. Successful completion of performance targets within the designated Performance Period shall be certified by the Committee, using such measures of performance during the Performance Period as are specified in the performance agreement.

     6.3 EARNING A PERFORMANCE AWARD. The Committee shall pay a performance award to a Participant based on the degree of attainment of the relevant performance targets during the Performance Period, and in accordance with the provisions of the performance agreement. The maximum amount of compensation a Participant may be granted by reason of a performance award in any one calendar year shall be $100,000, calculated by reference to Fair Market Value of the award on date of grant.

     6.4 PAYMENT OF PERFORMANCE AWARDS. (a) TIME FOR PAYMENT. No performance award shall be payable until after earned in accordance with the terms and conditions of the performance agreement, unless otherwise provided in the Plan or in the sole discretion of the Committee. Any Performance Shares, Performance Units or other amounts credited to a Performance Account shall be paid to the Participant only when, and to the extent, the Committee so determines. All such determinations shall be made during the four (4) month period immediately following the end of the Performance Period as established in the performance agreement.

     (b) FORM OF PAYMENT. Payment of Performance Shares or Performance Units shall be in the form of cash, Stock, Rights to Restricted Stock or Restricted Stock, or a combination thereof as determined by the Committee at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value (as adjusted for any restrictions) on the date the Performance Period expires.

     6.5 BONUS PLANS. (a) EXECUTIVE BONUS AWARD. On February 14, 1996, Pentair adopted the Executive Officer Performance Plan ("EOPP"), an annual bonus plan designed to compensate participating executive officers for performance as measured against the key financial measurements defined in the EOPP plan. Cash awards under the EOPP are limited to an amount equal to an EOPP participant's annual base salary, even though a total bonus award under the EOPP may exceed that amount. To the extent an annual bonus award exceeds the amount which can be paid in cash pursuant to the EOPP, the balance shall be considered an award of Performance Shares payable in the form of Restricted Stock under the Plan. The performance targets applicable to such Performance Shares shall be the same as the criteria established under the EOPP for purposes of earning the award. The Performance Shares so granted shall be subject to any vesting conditions the Committee may impose as of the date the Performance Shares are issued. The maximum amount of compensation a Participant may be granted by reason of a Performance Share award under the EOPP in any one calendar year is equal to the maximum award available to such Participant under the EOPP, reduced by the amount of such award payable to the Participant in cash.

     (b) MANAGEMENT INCENTIVE PLAN. Pentair also maintains an annual bonus plan (the "MIP") which provides incentive compensation for management employees other than executive officers. Like the EOPP, cash awards under the MIP are limited to an amount equal to a MIP participant's annual base salary, even though a total bonus award under the MIP may exceed that amount.
 To the extent such an annual bonus award exceeds the amount which can be paid in cash under the MIP, the balance shall be considered an award of Performance Shares payable in the form of Restricted Stock under the Plan. The Performance Shares so granted shall be subject to any vesting conditions the Committee may impose as of the date the Performance Shares are issued. The maximum amount of compensation a Participant may be granted by reason of a Performance Share award under the MIP in any one calendar year is equal to the maximum award available to such Participant under the MIP reduced by the amount of such award payable to the Participant in cash.

                    SECTION 7.    TERMINATION OF EMPLOYMENT

     7.1 GENERAL RULE. Except as otherwise provided herein, Options and SARs may be exercised and Restricted Stock, Rights to Restricted Stock, ICUs, Performance Share or Performance Unit awards paid to a Participant only in accordance with the terms and conditions specified by the Committee at the time of grant.

     7.2 EXCEPTIONS FOR DEATH, DISABILITY OR RETIREMENT. (b) DEATH OF PARTICIPANT. If a Participant's employment terminates due to death, any benefits under the Plan may be transferred to the beneficiary designated by the Participant. If no beneficiary has been duly designated, said benefits shall transfer pursuant to the provisions of such Participant's will, or if there is no will, by the laws of intestate succession in the state in which the Participant is domiciled on the date of death. The individual who succeeds to the Participant's benefits under the Plan may:

     (i) exercise any outstanding Options to the same extent the Participant was entitled to exercise such Options, together with any Options the Committee may accelerate, at any time prior to the earlier of six (6) months from the date of the Participant's death, or the date the Options would otherwise expire by their terms;

     (ii) receive payment of any shares of Restricted Stock or Rights to Restricted Stock based on a deemed lapse of the restrictions, or of any ICUs based on a deemed expiration of the Incentive Period and attainment of the relevant performance goals, provided that any such payment may be either prorated or otherwise paid as determined by the Committee;

     (iii) receive payment of a Performance Share or Performance Unit award, as determined by the Committee, based on the degree to which established performance targets had been attained as of the Participant's death.

     (b)   DISABILITY OF PARTICIPANT.  A Participant who becomes Disabled may:

     (i) exercise outstanding Options that are otherwise exercisable, together with any Options the Committee may accelerate, at any time prior to the earlier of twelve (12) months after the date of Disability or the date the Options would otherwise expire by their terms;

     (ii) be paid a prorated amount of an award of Restricted Stock or Rights to Restricted Stock or ICUs, determined by application of the payment provisions in Section 7.2(a)(ii), based on a deemed lapse of restrictions or a deemed expiration of an Incentive Period and attainment of the relevant performance goals;

     (iii) be paid a Performance Share or Performance Unit award prior to expiration of a Performance Period, as the Committee shall determine by considering the degree of attainment of established performance targets.

     (c)   RETIREMENT.  At the time of Retirement, a Participant may:

     (i) exercise outstanding Options which are otherwise exercisable, together with any Options the Committee may accelerate, at any time prior to the earlier of thirty (30) days following Retirement, or the date the Options would otherwise expire by their terms;

     (ii) receive a prorated payment of an award of Restricted Stock, Rights to Restricted Stock or ICUs, determined by application of the payment provisions in Section 7.2(a)(ii), based on a deemed lapse of restrictions or a deemed expiration of an Incentive Period and, if applicable, attainment of relevant performance goals;

     (iii) receive a payment of Performance Shares or Performance Units as the Committee shall determine by considering the degree to which performance targets have been attained.

     (d) OTHER TERMINATION OF EMPLOYMENT. (2) TERMINATION NOT FOR CAUSE. If a Participant's employment ends for reasons other than those listed in Sections 7.2 or 7.3, outstanding Options may be exercised no later than the earlier of thirty (30) days following such termination, or the date the Options would, by their terms, expire. Any other outstanding awards under the Plan, to the extent not then earned and paid to the Participant, shall terminate unless accelerated by the Committee, subject to the provisions of
Section 8.1.

     (2) TERMINATION FOR CAUSE. If a Participant's services are terminated for cause, as determined by the Committee, all Options or other benefits granted under the Plan, to the extent not already exercised or otherwise earned or paid, shall terminate.

     7.3  CHANGE IN CONTROL.   (a)  ACQUISITION.  In the event a controlling
number of Pentair's shares is acquired, or in the event substantially all of Pentair's assets are acquired:

     (i) with respect to outstanding Options, the Committee may, in its discretion, cancel all Options, even if then exercisable, and authorize payment to the affected Participant of the per share amount payable to a shareholder as a result of the acquisition multiplied by the number of shares subject to Option, less the Option price;

     (ii) with respect to any awards of Restricted Stock, Rights to Restricted Stock, ICUs and Performance Shares or Performance Units, if the Participant's employment terminates within one year of such acquisition, whether voluntarily or involuntarily, and such award is then payable, then all restrictions shall be deemed to have lapsed, all applicable incentive or performance periods shall be deemed to have expired, and all performance targets shall be deemed to have been fully attained as of the date of such termination of employment.

     (b) MERGER. (1) OPTIONS. With respect to Options outstanding at the time of a merger or consolidation of Pentair with another corporation, such Options shall be deemed to apply to the same number of shares a holder of shares not subject to an Option would have been entitled to receive under the terms of such merger or consolidation. If Pentair is not the surviving entity after such merger or consolidation, the Participant shall (i) be given a commitment from the surviving entity to offer to the Participant options to purchase that entity's stock on terms and conditions which substantially preserve the rights and benefits of the outstanding Options granted by Pentair, or (ii) have the right to exercise any outstanding Options immediately prior to the merger, even if such Options would otherwise not be exercisable.

     (2) RESTRICTED STOCK. If Pentair is consolidated or merged with another corporation, each Participant who has been awarded Restricted Stock or Rights to Restricted Stock shall be entitled to the same rights and privileges as any other stockholder; provided, however, that any shares of Stock received in connection with the merger shall be subject to the same restrictions as were imposed on the underlying shares of Restricted Stock or the Rights to Restricted Stock, unless otherwise accelerated.

     (c) OTHER EXTRAORDINARY TRANSACTIONS. If Pentair dissolves or is liquidated, every outstanding Option or other type of award shall be terminated as of the effective date of such dissolution or liquidation. The Committee, immediately prior to the dissolution or liquidation, and in its sole discretion, may (i) give to Participants the right to exercise any outstanding Options, even if not then otherwise exercisable, or (ii) pay to Participants any other outstanding awards under the Plan even if applicable restrictions have not lapsed, applicable periods have not expired or performance targets have not been attained. If Pentair divests an Affiliate, Participants employed by such Affiliate shall be treated as if Pentair had dissolved or liquidated.

                         SECTION 8.  CHANGES TO AWARDS

     8.1 ACCELERATION OF BENEFITS. The Committee shall have the discretion to accelerate the exercise date of an Option or SAR or the time at which restrictions on Stock or Rights thereto lapse, to remove any Stock restrictions or to accelerate the expiration of an Incentive Period or Performance Period due to changes in applicable tax or other laws, or such other changes of circumstances as may arise after the date of an award under the Plan, or to take any such similar action it may decide, in its absolute discretion, is in the best interests of Pentair and equitable to a Participant (or such Participant's heirs or beneficiaries). Notwithstanding the above, however, the Committee shall have no discretion to increase the amount of compensation a Participant could earn by application of the preestablished performance goals and financial measurements relevant to the award, although the Committee shall retain the discretion to decrease any such award. Any action by the Committee to accelerate a grant or award for reasons other than death, disability or change in control of Pentair shall include application of a commercially reasonable discount to the compensation payable to reflect the value of accelerated payment.

     8.2 ACCOUNTING STANDARDS. Calculation of changes to any performance goal established for purposes of making awards under the Plan shall be without regard to changes in accounting methods used by Pentair or in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established and prior to the time compensation earned on account of achievement of the relevant performance goal is paid to the Participant.

                    SECTION 9.    MISCELLANEOUS PROVISIONS

     9.1 STOCKHOLDER PRIVILEGES. (a) OPTIONS. Until such time as a Stock certificate is issued, a Participant, or other person entitled to exercise an Option under the Plan, shall have none of the privileges of a stockholder with respect to Stock covered by an Option granted under this Plan.

     (b) OTHER AWARDS. Upon delivery of Restricted Stock to a Participant (or to an escrow holder, if applicable) such Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, subject to the restrictions imposed, including the right to receive dividends and vote the shares of Restricted Stock. Participants for whom an account is established to record an award of Rights to Restricted Stock shall not have the rights of a shareholder until such time as the Rights to Restricted Stock vest, but may, in the discretion of the Committee, receive payment of or credit for the equivalent of dividends otherwise payable with respect to the number of shares of Stock to which such Rights to Restricted Stock relate.

     In the event of forfeiture, the certificate or certificates, if any, representing such Restricted Stock shall be delivered to Pentair, accompanied by executed instruments of transfer. If the Restricted Stock is held in escrow, Pentair shall be entitled to have the certificates representing the Restricted Stock redelivered to it out of escrow.


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


     (c) INTEREST. The Committee may provide for the crediting of earnings interest with respect to Performance Units or ICUs credited to a Participant's account. Any rate of earnings credited hereunder shall be determined by the Committee.

     (d) SALE OF STOCK OR RESTRICTED STOCK. The Committee may fix a period during which any Stock, Right to Restricted Stock or Restricted Stock acquired under the Plan may not be sold, provided that the Committee may not fix any period which is less than or which exceeds such requirements as may be imposed by applicable state or federal law.

     9.2 AMENDMENT, SUSPENSION, MODIFICATION AND TERMINATION OF PLAN. The Committee, subject to approval by the Board, may amend or modify the Plan at any time to conform to changes in applicable laws or in any other respect deemed to be in the best interests of Pentair. Pursuant to Code section 422, however, no such amendment shall, without shareholder approval (i) materially increase the number of shares of Stock as to which ISOs may be granted under the Plan, (ii) materially modify the requirements as to eligibility to receive Options under the Plan, (iii) materially increase the benefits accruing to Participants receiving ISOs under the Plan, (iv) reduce an ISO Option price below Fair Market Value on the day the Option is granted, (v) permit the award of SARs other than in tandem with an ISO, (vi) extend the period during which an Option may be granted or exercised, or (vii) extend the termination date of the provisions of the Plan which permit the granting of ISOs. No amendment or modification of the Plan shall adversely affect any Participant under the Plan, or any section thereof, without such Participant's consent.

     9.3 ADMINISTRATION. The Plan shall be administered by the Committee. Pursuant to this delegation, the Committee is authorized to (i) interpret and construe the Plan, (ii) adopt, amend, or rescind rules and regulations relating to the Plan, and (iii) make all other determinations necessary or advisable for the administration of the Plan, to the extent not contrary to the express provisions of the Plan. Any actions, determinations or other interpretations made by the Committee within the scope of its authority shall be final, binding and conclusive for all purposes.

     9.4 INDEMNIFICATION. To the extent permitted by law, members of the Committee and the Board shall be indemnified and held harmless by Pentair with respect to any loss, cost, liability or expense that may reasonably be incurred in connection with any claim, action, suit or proceeding which arises by reason of any act or omission under the Plan, taken within the scope of the authority delegated herein.

     9.5 EXPENSES. The expenses of maintaining and administering this Plan shall be borne by Pentair.

     9.6 RIGHTS OF PARTICIPANTS. Nothing in this Plan shall interfere with or limit in any way the right of Pentair or an Affiliate to terminate any individual's employment at any time, with or without notice or cause. This Plan does not, nor is it intended to, confer upon any employee the right to continue in the employment of Pentair or an Affiliate.

     9.7  TRANSFERABILITY.   (a)  NONTRANSFERABILITY.  Except as otherwise
specified in the Plan, Options, SARs, Restricted Stock, Rights to Restricted Stock, ICUs, Performance Shares and Performance Units granted or awarded under the Plan shall not be transferrable.

     (b) DESIGNATION OF BENEFICIARY(IES). A Participant may designate a person or persons to receive his or her Plan benefits in the event of death. Such designation shall be on forms as prescribed by the Committee and may be modified or revoked only in writing.

     9.8 GOVERNING LAW. To the extent not preempted by applicable federal law, this Plan shall be construed and interpreted in accordance with the substantive laws of the State of Minnesota.


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


     IN WITNESS WHEREOF, this amended and restated Plan has been executed this ____ day of ___________, 1996.


                                   PENTAIR, INC.

                                   By __________________________________
                                          Winslow H. Buxton
                                          Chief Executive Officer

                                   By __________________________________
                                          Roy T. Rueb
                                          Secretary


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